Dear Investor:

In spite of the long-accumulating worries about year-end, positive influences in 1999 were plentiful - continued strong U. S. economic growth, low inflation, recovering economies overseas and little if any market impact of anticipated Y2K problems. Negatives were primarily limited to concerns about the effect our strong economy might have on inflation rates. This led to an erratic decline in bond prices that began early in the year and accelerated when the Federal Reserve began raising short-term interest rates mid-year.

Throughout 1999, speculative activities spread within the stock market, focused initially on public offerings of very small Internet-related companies. Many of these stocks immediately moved to prices far above the offering price and well beyond any reasonable valuation of the issuing companies' likely prospects.
This euphoria then spread to stocks of the more established current leaders in the "new economy" of technology and communications, moving many of them up 100% or more, and some up 1,000% and more in this single year.

At the same time and in the same markets, stocks of strong, established industrial companies languished, and stocks of any such companies whose earning stumbled for some reason were pummeled in the market, sometimes to a small fraction of their prior stock price. In both the Standard & Poor's 500 Index of large companies and the NASDAQ market of generally smaller companies, approximately half of their stocks were actually down in price for the year.

In this extremely challenging environment of widely diverse fortunes, the Ultra Series Fund's generally conservative, diversified approach to investing performed essentially as expected. It did not capture the headline-making returns of the IPO speculators, but it did succeed in providing investors with another year of quite attractive returns that, once again, exceeded the returns of most relevant market and peer group indexes.

-----------------------------------------------  -------------------------------
Ultra Series Fund, Market Index and Peer Index   1999 Return
-----------------------------------------------   ------------------------------
Money Market Fund                                4.69%
   Representative Market (90-Day Treasury Bill)  4.73%
   Peer Group (Lipper Money Market Fund Index)   4.49%
-----------------------------------------------   ------------------------------
Bond Fund                                        0.73%
   Representative Market (Lehman Intermediate
   Govt./Corp. Index)                            0.39%
   Peer Group (Lipper Intermediate Investment
   Grade Bond Fund Index)                        -0.98%
-----------------------------------------------  -------------------------------
Balanced Fund                                    14.49%
   Representative Market (Synthetic Index*)      10.14%
   Peer Group (Lipper Balanced Fund Index)       8.98%
-----------------------------------------------  -------------------------------
Growth and Income Stock Fund                     17.95%
   Representative Market (Standard & Poor's
   500 Index)                                    21.04%
   Peer Group (Lipper Large Cap Value Fund
   Index)                                        10.78%
-----------------------------------------------  -------------------------------
Capital Appreciation Stock Fund                  25.19%
   Representative Market (Standard & Poor's
   1500 SuperComposite Index)                    20.25%
   Peer Group (Lipper Multi-Cap Core Fund
   Index)                                        20.77%
-----------------------------------------------  -------------------------------
Mid-Cap Stock Fund                               13.68%**
   Representative Market (Standard & Poor's 400
   Mid Cap Index)                                13.58%**
   Peer Group (Lipper Mid-Cap Value Fund Index)  6.49%**
-----------------------------------------------  -------------------------------
* The Synthetic Index represents a combination of the S&P 500 Index (45%), the Lehman Intermediate Government/Corporate Bond Index (40%), and 90-Day U. S. Treasury Bills (15%).

** Returns shown are from May 1, 1999 through December 31, 1999.  The Mid-Cap
   Fund's inception date was May 1, 1999.

We are very pleased to have been able to provide such consistency of competitive returns across the Ultra Series "family of funds" again in 1999. This consistency allows investors to confidently change the mix of their investment portfolios over time in response to their changing needs, knowing that, whatever asset class type is called for, there is likely to be a solid-performing Ultra Series Fund available to meet the need.

The year 2000 initially appears to present fewer and less ominous economic risks to investors than 1999 did. Average stock prices, however, are beginning the year significantly above early-1999 levels. So are interest rates, and they are widely expected to rise further as the Federal Reserve seeks to slow the rate of economic growth to lessen speculative excesses in the technology-related sectors of the stock market and preempt a resurgence of inflation. This is sure to create a volatile and challenging investment environment. However, there are many quite reasonably valued areas of the stock market, and any Fed-induced increase in short-term interest rates should lessen any inflationary pressures, thereby helping to establish a more favorable environment for bond investors. Therefore, we are entering the year with modest but favorable expectations for all of the Ultra Series Funds in 2000.

Longer-term, we remain convinced that the "economic formula" developed over the last fifty years in this nation is the most effective ever devised by mankind, and that it will be modeled, adapted and successfully applied in more and more nations worldwide over the coming years. This should provide many more years of favorable returns to the providers of capital to this economic growth, including the investors in the Ultra Series Fund.

We thank you for allowing us to serve your investment needs.

Sincerely,
/s/L.R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

                                TREASURY 2000 FUND
                  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this lace, the shareholder report shows a graphic representation of how the Treasury 2000 Fund compared to several indices. Ten thousand dollars invested on the inception date of January 1, 1990, would have the following value as of December 31, 1999.

         Treasury 2000 Fund......................................$23,472
         Lehman Intermediate Treasury Bond Index.................$22,732
         Lipper Average..........................................$21,836
         Consumer Price Index....................................$13,354


--------------------------------------------------------------------------------
                Average Annual Total Return Through December 31, 19991
--------------------------------------------------------------------------------
------------------------------- ------------ ------------ ----------- ----------
                                  One         Three        Five         Ten
                                  Year        Years        Years        Years
------------------------------- ------------ ------------ ----------- ----------
------------------------------- ------------ ------------ ----------- ----------
Treasury 2000 Fund                 3.04%        5.79%       7.90%        8.12%
Lehman Intermediate Treasury       0.41%        5.51%       6.90%        8.56%
Bond Index2
Lipper Average3                   -3.89%        5.43%       7.40%        8.91%
Consumer Price Index4              2.70%        2.07%       2.38%        2.93%
------------------------------- ------------ ------------ ----------- ----------

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Treasury 2000 Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 Lehman Intermediate Treasury Bond Index represents an index of the market values of U.S. Treasury debt instruments having intermediate-term maturities.

3 The Lipper Performance Summary Average for Target Maturity Funds represents the average annual total return of all the underlying Target Maturity Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

4 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                 Management's Discussion of 1999 Performance
                            Treasury 2000 Fund

Investment Objective: Seeks safety of capital and a relatively predictable payout upon portfolio maturity, primarily by investing in stripped Treasury securities.

Management's Discussion: Interest rates rose throughout the year ended December 31, 1999 with yields on 30-day Treasury bills rising from 4.40% to 5.12% and yields on 30-year Treasury bonds rising from 5.10% to 6.48%. The across-the-board rise in interest rates was driven by increasing concerns over inflationary pressures. With the continued strength in the U.S. economy, firming global economies, a surging stock market and tight labor markets, the Federal Reserve raised interest rates three times during 1999. The impact on the economy appears modest thus far and most economists expect that further rate hikes will be forthcoming, particularly now that the Y2K transition has passed.

The Treasury 2000 Fund's investment approach of staying invested exclusively in U.S. Treasury strips or similar zero coupon securities with a maturity date of November 15, 20001, allowed the Fund to gain 3.04% in value, exceeding the flat results experienced in the intermediate-term bond market and significantly exceeding the average returns of similar funds:

         Ultra Series Treasury 2000 Fund                  3.04%

         Lehman Intermediate Treasury Bond Index          0.41%

         Lipper Average of Target Maturity Funds         -3.89%

The key operating factor causing the favorable difference between the Treasury 2000 Fund's return and that of the index was the Fund's shorter maturity structure. This factor was also the key reason behind the Fund's significant performance advantage versus the Lipper Target Maturity universe. These funds range in maturity from 2000-2010, with the Ultra Series Treasury 2000 Fund having one of the shortest maturities. This worked to the Fund's advantage as funds with longer maturities generally suffered meaningful declines during this rising interest rate environment.

As is always the case with target maturity funds like Treasury 2000, the risk/return nature of the fund changes quite dramatically as the maturity date of the fund approaches. It performs more and more like a money market mutual fund. Its month-to-month variability of returns decreases, as does its overall level of returns (barring an extreme change in interest rate levels). Investors who selected this fund for its attractive returns relative to the certainty of its value at maturity may be better served by either the Money Market Fund (for investors seeking high stability of principal and "savings-type" returns), or the Bond Fund (for investors willing to accept moderate variability in principal values in the pursuit of higher yields). We encourage you to discuss these alternatives with your representative or call the CUNA Mutual Life Insurance Company offices at 1-800-798-5500.

CIMCO Inc. Bond Portfolio Management Team


1 On or within 12 months prior to the portfolio maturity date, the securities will be liquidated. Once the Treasury 2000 Fund has liquidated its portfolio, additional Stripped Treasury Securities with a portfolio maturity date selected at that time may be purchased and the Fund may continue, with liquidation and subsequent refunding occurring from time to time. Operation of the new portfolio would be consistent with the operation of the Treasury 2000 portfolio. If, at the time of the portfolio maturity date for this Fund, it appears not to be in the best interest of the Fund to purchase additional Stripped Treasury Securities, the Fund will distribute its assets and cease operations.

                                BOND FUND
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indices. Ten thousand dollars invested on January 1, 1990, would have the following value as of December 31, 1999.

         Bond Fund...............................................$20,156
         Lehman Intermediate Government/Corporate Bond Index.....$19,047
         Lipper Average..........................................$17,256
         Consumer Price Index....................................$13,354

--------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 1999(1)
--------------------------------------------------------------------------------
------------------------------- ------------ ------------ ----------- ----------
                                    One         Three        Five         Ten
                                    Year        Years       Years        Years
------------------------------- ------------ ------------ ----------- ----------
------------------------------- ------------ ------------ ----------- ----------
Bond Fund                          0.73%        4.75%       6.59%        6.66%
Lehman Intermediate
    Govt./Corporate Bond           0.39%        5.50%       7.10%        7.26%
Index(2)                           1.19%        4.44%       5.11%        5.61%
Lipper Average(3)                  2.70%        2.07%       2.38%        2.93%
Consumer Price Index(4)
------------------------------- ------------ ------------ ----------- ----------

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 25.5% in Mortgage Backed/Asset Backed Bonds, 48.0% in U.S. Corporate Bonds, 14.5% in U.S. Government & Agency Bonds, 8.7% in Non-U.S. Corporate Bonds, 1.7% in Short-term Investments, and 1.6% in Other Assets & Liabilities.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Bond Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 Lehman Intermediate Government/Corporate Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

3 The Lipper Performance Summary Average for Short/Intermediate Investment Grade
  Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

4 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                 Management's Discussion of 1999 Performance
                                Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk through investment in a diversified portfolio of fixed income securities. The Fund emphasizes short to intermediate-term, investment grade bonds.

Management's Discussion: Last year turned out to be one of the worst for fixed income investors in quite some time. The Lehman Aggregate Bond Index suffered a negative return (-0.82%) for only the second time since it was created in 1973. (The other negative year was 1994). A general across-the-board rise in interest rates was the main culprit behind the decline in bond prices and poor returns. Long Treasury bonds were hardest hit as yields rose from 5.10% to end the year at 6.48%, resulting in a -14.8% total return. Interestingly, despite a modest rise in default rates, corporate bonds outperformed Treasuries of a similar maturity by about 1.5% as yield spreads on corporate bonds (versus Treasuries) narrowed throughout the year.

The Ultra Series Bond Fund managed to post a positive total return in a very difficult 1999 market environment. And, while a 0.73% return is quite modest by historical standards, it compares very well with major bond market indexes and peer funds for 1999. The Fund's shorter maturity structure and emphasis on spread product (bonds other than Treasuries) contributed to performance. Furthermore, an aggressive and active trading strategy to exploit anomalies in a nervous and inefficient market paid off. The table below shows the performance of the Ultra Series Bond Fund, key sectors of the fixed income markets, and the Lipper index of similar funds.

         Ultra Series Bond Fund                                   0.73%

         Lehman Intermediate Govt/Corp Bond Index                 0.39%
         Lehman Treasury Bond Index                              -2.56%
         Lehman Corporate Bond Index                             -1.96%

         Lipper Intermediate Investment Grade Bond Fund Index    -0.98%

Catalysts for rising interest rates during 1999 included a number of factors. The strong US economy, in its tenth consecutive year of positive growth, surged to over 5% real GDP growth in the latter half of the year. And, the rest of the world rebounded from the global financial crisis of 1998. The resultant rising credit demands and fears of inflation pushed interest rates higher. However, actual domestic inflation rose only a modest 2.7% last year compared to a 1.6% rise in 1998, and the increase was entirely due to rising oil prices that more than doubled to $26 per barrel as OPEC restrained production. The core inflation rate, which excludes the volatile food and energy components, was up 2.1% versus 2.4% the year before.

The Federal Reserve raised interest rates three times last year. The strong economy, hot stock market, and tight labor markets raised concerns that inflation would return despite strong technology led productivity growth. The impact on the economy of these rate increases appears modest at best, and many economists expect that further rate hikes will be necessary.

We are somewhat less pessimistic than most about the prospects for further increases in interest rates. While cyclical pressures remain, bond valuations are quite attractive when viewed against the expected level of inflation. Furthermore, long corporate bonds at 8% would seem to offer competition for stocks given the stock market's historical 10-11% long-term returns.

As of December 31, 1999, the Fund held 81 securities that are well diversified across the major sectors and industries of the fixed income markets, with 57% in corporate securities, 26% in mortgage-backed securities, and 14% in government securities, and 3% invested in money market instruments and other assets less liabilities. At December 31, 1999, the portfolio has an average maturity of 6 years, AA- average quality, and provides a 7.61% yield before fund expenses. Looking forward we do not anticipate major changes although we expect to be more equally weighted between corporate, mortgage-backed, and government securities. We also expect the bond markets to remain volatile, allowing us to find many opportunities to enhance Fund returns through active trading strategies of the kinds employed in 1999.

We appreciate your continued support and confidence in what has been a very trying year for bond investors. At times like this it is important to keep the long term in mind and recognize that investments can be cyclical - moving up and down. We remain confident, however, that a patient, diversified, investment strategy will be successful over the long run.

CIMCO Inc. Bond Portfolio Management Team

                                BALANCED FUND
                  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indices. Ten thousand dollars invested on January 1, 1990 would have the following value as of December 31, 1999.

         Balanced Fund...........................................$53.232
         S&P 500 Index...........................................$37,890
         Synthetic Index.........................................$30,908
         Lehrman Intermediate Government/Corporate Bond Index....$29,699
         Lipper Average..........................................$20,156
         90 Day U.S. Treasury Bill...............................$16,355
         Consumer Price Index....................................$13,354


--------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 19991
--------------------------------------------------------------------------------
------------------------------- ------------ ------------ ----------- ----------
                                   One         Three         Five        Ten
                                  Year         Years        Years       Years
------------------------------- ------------ ------------ ----------- ----------
------------------------------- ------------ ------------ ----------- ----------
Balanced Fund                     14.49%       14.91%      15.50%      11.50%
S&P 500 Index2                    21.04%       27.56%      28.55%      18.20%
Synthetic Index3                  10.14%       15.26%      16.27%      11.95%
Lehman Intermediate                0.39%        5.50%       7.10%       7.26%
    Govt./Corporate Bond
Index4                             8.98%      12.86%       13.65%      14.25%
Lipper Average5                    4.73%        4.98%       5.19%       5.04%
90 Day U.S. Treasury Bill6         2.70%        2.07%       2.38%       2.93%
Consumer Price Index7
------------------------------- ------------ ------------ ----------- ----------

GRAPHIC: At this place the shareholder report contains a pie chart showing a portfolio mix of 50.6% in Domestic Common Stocks, 19.5% in U.S. Corporate Bonds, 8.9% in U.S. Government & Agency Bonds, 8.8% in Mortgage Backed/Asset Backed Bonds, 4.2% in Short-term Investments, 3.7% in Foreign Common Stocks, 3.5% in Non-U.S. Corporate Bonds, and 0.8% in Other Assets & Liabilities.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Balanced Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

3 The Synthetic Index represents the average annual total returns of a portfolio which was annually readjusted to 45% Standard and Poor's 500 Index, 40% Lehman Intermediate Government/Corporate Bond Index, and 15% 90 Day U.S. Treasury Bills.

4 Lehman Intermediate Government/Corporate Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

5 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

6 90 Day U.S. Treasury Bill represents the total return provided by successive investments over the period specified in 90 Day U.S. Treasury Bills.

7 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                 Management's Discussion of 1999 Performance
                              Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital growth by investing in common stocks of the type owned in the Growth and Income Stock and Capital Appreciation Stock Funds, bonds of the type owned in the Bond Fund and money market instruments of the type owned in the Money Market Fund.

Management's Discussion: During the twelve months ended December 31, 1999, U.S. stocks continued their ascent posting an unprecedented fifth straight annual return in excess of 20%. The Standard & Poor's 500 Index gained 21.04%, led by its heavy weighting in technology issues and large-company growth stocks.

Bond investors did not fare so well as 1999 turned out to be one of the worst years for investment performance in quite some time. Interest rates rose across-the-board with rates on the 30-year Treasury bond increasing from 5.10% to 6.48% during the course of the year. The Lehman Intermediate Government/Corporate Bond Index, a broad representation of investment grade bonds with maturity dates averaging four-to-five years, provided a total return of 0.39% during the period. Money market instruments, interest-bearing investments with maturities of less than one year, also saw their yields rise during the period. On average, 90 Day U.S. Treasury bills returned 4.73% during 1999.

The Ultra Series Balanced Fund provided a return of 14.49% for the twelve months ended December 31, 1999. This substantially exceeded the 8.98% average balanced fund as represented by the Lipper Balanced Fund Index over the same time frame. This is despite the fact that many balanced funds take a more aggressive posture than the Ultra Series Balanced Fund in their investment allocations and in the specific selections of stocks, bonds, and money market instruments. The Balanced Fund's return was also higher than the benchmark's 10.14% gain as represented by a hypothetical portfolio consisting of 45% S&P 500 Index, 40% Lehman Intermediate Government/Corporate Bond Index and 15% 90 Day U.S. Treasury Bills.

         Ultra Series Balanced Fund                      14.49%

         Synthetic Index *                               10.14%

         Lipper Index of Balanced Funds                   8.98%

         * 45% Standard & Poor's 500 Index, 40% Lehman
           Intermediate Government/Corporate Bond Index and 15% 90 Day U.S. Treasury Bills

Because the stocks and bonds owned in the Ultra Series Balanced Fund are largely the same as the securities comprising Ultra Series Capital Appreciation Stock, Growth and Income Stock, and Bond Funds, please see the information provided for those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and component results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive stocks, bonds, and money market investments identified by the CIMCO portfolio management teams. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 54% of net assets and bonds are roughly 41% of net assets, with the remaining approximately 5% invested in money market instruments and other assets less liabilities.

These proportions vary over time in reaction to the pace at which the management team is finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow. The management team uses this "bottom up" asset allocation approach instead of the more commonly used "top down" tactics because we have observed that such top-down "market-timing" is rarely successful over the long term.

The Balanced Fund, through its diversification and flexibility, may be the most "investment efficient" of all the Ultra Series Funds. It is specifically designed to help investors harvest broad U.S. securities market returns within long-term investment programs, and most importantly, to weather difficult markets with the help of the risk reduction effects of its broad diversification.

CIMCO Inc. Balanced Portfolio Management Team

                                GROWTH AND INCOME STOCK FUND
                  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1990 would have the following value as of December 31, 1999.

         Growth and Income Stock Fund............................$53,232
         S&P 500 Index...........................................$44,958
         Lipper Average..........................................$44,322
         Lipper Index of Large-Cap Value Funds...................$41,945
         Consumer Price Index....................................$13,354

--------------------------------------------------------------------------------
               Average Annual Total Return Through December 31, 19991
--------------------------------------------------------------------------------
------------------------------------------- ------------ ------------ ----------
                                One           Three        Five         Ten
                                Year          Years        Years       Years
------------------------------- ----------- ------------ ------------ ----------
------------------------------- ----------- ------------ ------------ ----------
Growth and Income Stock Fund      17.95%       22.28%      24.06%       16.22%
S&P 500 Index2                    21.04%       27.56%      28.55%       18.20%
Lipper Average3                   11.86%       14.95%      15.58%       16.05%
Lipper Index of Large-Cap Value   10.78%       18.94%      22.11%       15.42%
Funds4                             2.70%        2.07%       2.38%        2.93%
Consumer Price Index5
------------------------------- ----------- ------------ ------------ ----------

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 8.9% in Foreign Common Stocks, 2.3% in Short-term Investments, 0.2% in Other Assets & Liabilities, and 88.6% in Domestic Common Stocks.

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Nortel Networks Corporation............4.1%  Int'l Business Machines Corp.. 2.7%
EMC Corporation........................3.8%  Kimberly-Clark Corporation.... 2.6%
Motorola, Inc..........................3.3%  Hewlett-Packard Company....... 2.6%
Texas Instruments Incorporated.........3.3%  Sprint Corporation............ 2.5%
Computer Associates International, Inc.2.8%  Koninklijke (Royal) Philips Elec.
                                             N.V. - ADR                     2.4%

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Growth and Income Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

3 The Lipper Performance Summary Average for Growth and Income Stock Funds represents the average annual total return of all the underlying Growth and Income Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

4 Lipper Index of Large-Cap Value Funds represents an index of 30 large mutual funds that invest primarily in large capitalization companies. These funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

5 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                 Management's Discussion of 1999 Performance
                       Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of companies with financial and market strengths and long-term records of performance.

Management's Discussion: The U.S. equity market posted its fifth-straight annual return in excess of 20% for the year ended December 31, 1999. The Standard & Poor's 500 Index gained 21.04% during this period, propelled by its heavy weighting in technology issues. The technology sector comprised about 30% of the index as of year-end and was by far the most dominant sector of the index as it gained over 75% for the year.

The Ultra Series Growth and Income Stock Fund returned 17.95% during the year ended December 31, 1999, trailing the S&P 500 Index return over this period. Growth stocks dramatically outperformed value stocks during 1999. The difference between the Russell 1000 Growth Index and the Russell 1000 Value Index was 25.8%, the largest performance divergence between growth and value on record. The S&P 500 Index's heavy representation by growth stocks and technology issues caused it to outperform more prudently managed value portfolios such as the Growth and Income Stock Fund. Fund results did exceed those of the peer group index by a significant margin as the new Lipper Large-Cap Value Index returned 10.78% for the year.

         Ultra Series Growth and Income Stock Fund               17.95%

         Standard & Poor's Mid Cap 400 Index (Middle
          capitalization stocks)                                 14.72%
         Russell 1000 Index (Large capitalization stocks)        20.91%
         Standard & Poor's 500 Index (Large capitalization
         stocks)                                                 21.04%

         Lipper Index of Large-Cap Value Funds                   10.78%

Fund results during the year benefited from strong relative performance in the technology, basic materials and communication services sectors, three of the best performing sectors of the market. Nortel Networks, EMC Corp, Motorola and Texas Instruments each more than doubled during the period, propelling the Fund's technology sector to an eye-popping 94.9% gain for the year. The basic materials sector benefited from strong performance in Georgia-Pacific and Dow Chemical. Sprint and Vodafone Airtouch were the leading contributors to the communications services sector results, though Vodafone Airtouch was eliminated from the portfolio during recent months for valuation reasons.

Fund results were negatively impacted by a number of stocks experiencing company-specific problems, particularly in the capital goods, healthcare and finance sectors. In the capital goods sector, Waste Management under-performed significantly as the company announced a series of disappointments. Healthcare sector results lagged due to legal woes plaguing the stocks of both American Home Products and Aetna. Results in the finance sector were negatively impacted by weak performance from Allstate and Bank One.

At present, we are marginally over-weighted in the consumer staples, energy and transportation sectors as we are seeing stocks in these areas that appear to offer particularly attractive investment opportunities. Conversely, we are under-weighted in the consumer cyclical, communication services and capital goods sectors as we believe that many of the component stocks within those sectors are fully valued at this time. All other sector weights approximate those of the market. Our sector weights reflect the types of stocks we are finding that appear most attractive; we do not attempt to make general judgments about the relative investment prospects of various broad economic sectors.
We do, however, ensure that our portfolios remain diversified across economic sectors.

We believe that the long-term outlook for U.S. stocks remains favorable. However, we do not expect that future gains in the market will be generated by continued strength in the narrow group of growth stocks and technology issue which have been leading the market higher. Rather, we expect broader participation by the rest of the market. The valuation gap between growth stocks and the rest of the market has widened to what we believe is an unsustainable level. Higher interest rates may cause valuations to moderate and some of this valuation divergence to narrow. Should this occur, we believe that the Growth and Income Stock Fund would be well-positioned.

CIMCO Inc. Common Stock Portfolio Management Team

                                CAPITAL APPRECIATION STOCK FUND1
                  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to several indices.
Ten thousand dollars invested on the inception date of January 3, 1994, would have the following value as of December 31, 1999.

         Capital Appreciation Stock Fund.........................$33,340
         S&P 500 Index...........................................$35,558
         Lipper Average..........................................$31,540
         S&P 1500 SuperComposite Index...........................$30,167
         Lipper Multi-Cap Core Index.............................$28,560
         Consumer Price Index....................................$11,552


The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is January 3, 1994.

--------------------------------------------------------------------------------
               Average Annual Total Return Through December 31, 19992
--------------------------------------------------------------------------------
------------------------------- ---------- ---------- ----------- --------------
                                  One         Three        Five        Since
                                 Year         Years        Years      Inception
                                                                       of Fund
------------------------------- ---------- ------------- ----------- -----------
------------------------------- ---------- ------------- ----------- -----------
Capital Appreciation Stock Fund   25.19%       25.81%      25.89%        22.23%
S&P 500 Index3                    21.04%       27.56%      28.55%        23.54%
Lipper Average4                   39.17%       27.32%      26.24%        21.10%
S&P 1500 SuperComposite Index5    20.25%       26.41%      25.62%        20.20%
Lipper Index of Multi-Cap Core    20.77%       21.87%      23.58%        19.11%
Funds6                             2.70%        2.07%       2.38%         2.43%
Consumer Price Index7
------------------------------------------ ------------- ----------- -----------

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 7.9% in Foreign Common Stocks, 2.1% Short-term Investments, and 90.0% in Domestic Common Stocks.

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
EMC Corporation.....................4.4%  MediaOne Group, Inc...............2.5%
Dayton Hudson Corporation...........3.5%  Texas Instruments Incorporated....2.4%
Gateway, Inc........................3.5%  Cox Communications, Inc...........2.4%
Citigroup Inc.......................2.8%  Seagate Technology, Inc...........2.4%
Telefonos de Mexico SP ADR - CI L...2.7%  Vodafone AirTouch PLC-SP ADR......2.3%

1 Returns on the graph are from inception, January 3, 1994.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Capital Appreciation Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

4 The Lipper Performance Summary Average for Capital Appreciation Stock Funds represents the average annual total return of all the underlying Capital Appreciation Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

5 The Capital Appreciation Stock Fund commenced operations January 3, 1994. The
  S&P 1500 SuperComposite Index was not established until December 31, 1994. The above graph shows the performance of the S&P 400 Mid-Cap Index for the period from fund inception to December 31, 1994, and the performance of the S&P 1500 Index for the period January 1, 1995, to the present.

6 Lipper Index of Multi-Cap Core Funds represents an index of 30 large mutual funds that invest in stocks of a variety of market capitalization ranges without concentrating their assets in any one market capitalization size range. The investments in these funds normally have average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

7 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                 Management's Discussion of 1999 Performance
                      Capital Appreciation Stock Fund

Investment Objective: Seeks a high level of long term growth of capital by investing in common stocks, including those of smaller companies and companies undergoing significant change.

Management's Discussion: The U.S. stock market improved upon 1998's unprecedented performance of four consecutive years of 20%+ gains by extending it to an unprecedented fifth year. And, it did so as oil prices hit both record lows and highs during the year, the Fed began raising interest rates, the dollar weakened as global economies began to firm, and uncertainty surrounded the Y2K transition. These factors kept stocks in a trading range until late in the year when the market took off, led by a narrow group of technology and communications services stocks. This limited breadth rally propelled market indices sharply higher heading into the close of the year with the NASDAQ Composite Index finishing up nearly 86%. Despite the narrow market breadth, the Ultra Series Capital Appreciation Stock Fund outperformed the small, middle and large capitalization market indices as well as its peer group as represented by the new Lipper Multi-Cap Core Index.

         Ultra Series Capital Appreciation Stock Fund            25.19%

         Russell 2000 Index (Small capitalization stocks)        21.26%
         Standard & Poor's Mid Cap 400 Index (Middle
          capitalization stocks)                                 14.72%
         Standard & Poor's 500 Index (Large capitalization
          stocks)                                                21.04%
         Standard & Poor's 1500 SuperComposite Index (All
          capitalization sizes)                                  20.25%

         Lipper Index of Multi-Cap Core Funds                    20.77%

Fund results during the year were driven by strong showings in the communications services, technology, basic materials, consumer cyclical and energy sectors, each of which outperformed the overall index as well as their
corresponding sector returns.   Strong global demand for communications and
bandwidth led the Fund's communications services sector to a 119% return and the technology sector to a gain of 78%. Stocks which drove this performance included Sprint Corp PCS, Telmex, Gateway, EMC, Texas Instruments, and ADC Telecom. Fund performance was negatively impacted by the capital goods, finance and healthcare sectors where company specific issues and the threat of government regulation clouded the investment horizon.

The Fund enters the new millennium modestly under-weighted in the healthcare and capital goods sectors and slightly over-weighted in the basic materials and consumer cyclical sectors. Although sector weightings may deviate from the index weightings, the Fund remains well diversified at all times. The Fund continues to employ a "multi-cap" approach, investing in companies across the small, medium, and large capitalization segments of the market.

The market remains at a critical juncture as inflationary pressures are widely feared, yet are not evident at this point. The Fed appears ready to start actively "managing" interest rate levels again, now that Y2K has passed and the economy shows no signs of slowing. The rocket-like flight of the technology sector continues to demonstrate the significant impact that investors feel the Internet will have on the economy. Technology-driven productivity enhancements continue to keep inflation at bay, but valuations remain near the upper end of historical ranges. Valuation levels appear more compelling for sectors other than technology though this is mitigated by the significant rise in interest rates combined with looming Fed restrictive actions that could dampen the near-term earnings growth potential of most sectors.

Despite Y2K fears, people are finding that things appear much the same as they had in 1999, and the market is no exception. Investors have welcomed the new year with the same volatility that accompanied economic news last year. Volatility will likely remain high and has the potential to unsettle investors' long term accumulation programs. The need to maintain investment discipline during these volatile times is critical, and we believe that long term investors will be rewarded by accumulating a diversified portfolio of good quality, reasonably priced securities like those we seek to provide in the Ultra Series Capital Appreciation Stock Fund.

CIMCO Inc. Common Stock Portfolio Management Team

                                MID-CAP STOCK FUND1
                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Mid-Cap Stock Fund compared to several indices. Ten thousand dollars invested on May 1, 1999 would have the following value as of December 31, 1999.

         Mid-Cap Stock Fund......................................$11,368
         S&P 400 Stock Index.....................................$11,358
         Lipper Average..........................................$10,649
         Lipper Index of Mid-Cap Value Funds.....................$10,356
         Consumer Price Index....................................$10,260

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is May 1, 1999.

         -----------------------------------------------------------------
            Total Return From May 1, 1999 Through December 31, 19992,3
         -----------------------------------------------------------------
         Mid-Cap Stock Fund                              13.68%
         S&P 400 Stock Index4                            13.58%
         Lipper Average5                                  3.56%
         Lipper Index of Mid-Cap Value Funds6             6.49%
         Consumer Price Index7                            2.60%
         ------------------------------------- ---------------------------

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 3.0% in Foreign Common Stocks; 1.5% in Short-term Investments, Other Assets & Liabilities; and 95.5% in Domestic Common Stocks.

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Manpower Inc....................2.1%  Chiron Corporation....................1.7%
MGIC Investment Corporation.....2.0%  Tiffany & Co..........................1.7%
The Bear Stearns Companies Inc..1.8%  A. H. Belo Corporation, Class A.......1.7%
Century Tel, Inc................1.8%  Adelphia Communications Corp..........1.6%
Ambac Financial Group, Inc......1.8%  Ethan Allen Interiors Inc.............1.6%

1 Returns on the graph are from inception, May 1, 1999.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Mid-Cap Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3 Not annualized.

4 The S&P 400 Mid-Cap Index tracks the value of 400 domestic stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

5 The Lipper Performance Summary Average for Mid-Cap Stock Funds represents the average annual total return of all the underlying Mid-Cap Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

6 Lipper Index of Mid-Cap Value Funds represents an index of 30 large mutual funds that invest in middle capitalization companies. These funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

7 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                 Management's Discussion of 1999 Performance
                           Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: The stock market continued its hot streak during 1999. The S&P 500 Index turned in its fifth consecutive year of returns above 20%, posting a gain of 21.04%. The prior record for consecutive years above 20% was two years in a row, last achieved during the 1950s. The S&P Mid Cap 400 Index once again underperformed the larger stock S&P 500 Index, extending to six the number of years it has lagged the larger index. The S&P Mid Cap 400 Index returned 14.7% during 1999, while the S&P Small Cap 600 Index returned 12.4%. As we have seen during the prior five years, the market capitalization weighted S&P 500 Index performed far ahead of the equal-weighted S&P 500 Index, reflecting the narrowness of the market.

The Ultra Series Mid-Cap Stock Fund was launched on May 1, 1999. During its eight months of operations, it returned 13.68%. These results are in line with the 13.58% return generated by the S&P Mid Cap 400 Index, and well ahead of the 9.47% return generated by the Russell Mid Cap Index for this eight month period. Fund results also exceeded the 6.49% return generated by during this period as measured by the Lipper Index of Mid-Cap Value Funds.

         Ultra Series Mid-Cap Stock Fund*                        13.68%

         Standard & Poor's Mid Cap 400 Index (Middle
          capitalization stocks)*                                13.58%
         Russell Mid Cap Value Index (Middle capitalization
          value stocks)*                                         -5.82%

         Lipper Indices of Mid-Cap Value Funds **                 6.49%

  * Returns on the graph are from inception, May 1, 1999.
** This return reflects the Lipper Mid-Cap Index from 5/1/99 through 8/30/99, and the Lipper Mid-Cap Value Index from its 9/1/99 inception through 12/31/99.

During the year ended December 31, 1999, market performance was driven largely by strong returns in the technology sector. The leading contributors to the Fund's performance were also in technology and include stocks such as Red Hat, Atmel, Teradyne, Varian Semiconductor, LSI Logic, and ADC Telecom. Other leading contributors to performance came from other sectors and include Chiron, Tiffany and Manpower. Red Hat was an IPO (initial public offering) purchased in August due to its leading position in Linux software. The stock moved higher very quickly, meeting our price target. We sold the position at a gain that boosted the portfolio return by approximately 3%. The gain accounted for a little over one-fifth of the Fund's 13.68% return during the eight months of operation. We do not expect IPO's to play a significant role in the Fund's future performance. Detractors from the Fund's performance were concentrated in the consumer cyclical sector and include VF Corp, Host Marriott, and Sherwin Williams. Other laggards include First Tennessee, Hubbell Inc., Tyson Foods, and Flowers Industries.

A portion of your Mid-Cap Fund is invested in smaller stocks. Returns from the universe of small stocks, as measured by the Russell 2000, were dominated by growth stocks, especially stocks in the technology sector. The Russell 2000 Growth Index returned 43%, compared to a 1% decline in the Russell 2000 Value Index. We see great opportunities in smaller stocks, especially among those that are classified as value. We have invested in some small technology stocks, primarily those concentrated in the software industry. These stocks were under extreme pressure in 1999 as Y2K concerns slowed purchases. While we believe technology will continue to offer some attractive investment opportunities, we think some traditionally more defensive sectors, such as health care, offer attractive return potential as well.

The Fund enters the new year over-weighted in the health care, diversified, and consumer cyclical sectors and under-weighted in utilities, consumer staples, an technology. All other sector weights approximate those of the market. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

It is important for investors in the mid-cap segment to expect a wide range of returns among the various market and peer group measures, even more so that in other market segments. Any one cross section of a market sector, as compiled by a market index or peer group universe, can be quite different from another sampling of the sector. This is particularly true in the mid-cap market sector (generally defined as stocks of companies with market capitalizations - the total market value of their outstanding shares of common stock - between $1 billion and $10 billion) because this size category is so diverse in terms of individual company characteristics.

Currently, we believe the mid-cap area offers an excellent combination of good fundamentals and low valuations. While the S&P MidCap 400 Index has lagged the large-cap S&P 500 Index for six years, its long-term record is superior and we believe the next few years will offer better relative returns for this sector.

CIMCO Inc. Common Stock Portfolio Management Team

                                MONEY MARKET FUND
                              Schedule of Investments
                                December 31, 1999

                                         % Net        Quality Rating      Annualized      Maturity     Par/Shares
                                         Assets       (Unaudited)*        Yield           Date         Amount            Value
COMMERCIAL PAPER                          38.3%
  Bell South Telecom Inc.                             A-1+/P-1             5.842%         01/19/00     $ 2,000,000      $  1,994,350
  Bell South Telecom Inc.                             A-1+/P-1             5.858          01/27/00       1,000,000           995,905
  CIT Group Inc.                                      A-1/P-1              6.002          02/17/00       3,500,000         3,473,360
  Coca-Cola Company                                   A-1/P-1              5.865          02/15/00       2,000,000         1,985,850
  General Mills Inc.                                  A-1/P-1              5.981          01/05/00       4,000,000         3,997,391
  General Motors Acceptance Corporation               A-1/P-1              6.130          02/01/00       2,000,000         1,989,770
  Goldman Sachs Group Inc.                            A-1+/P-1             6.028          02/22/00       3,300,000         3,272,305
  Lucent Technologies                                 A-1/P-1              5.995          02/28/00       3,500,000         3,467,295
  Madison Gas & Electric                              A-1+/P-1             6.115          01/10/00       3,000,000         2,995,500
  Merrill Lynch & Co Inc                              A-1+/P-1             6.146          01/31/00       1,000,000           995,034
  Merrill Lynch & Co Inc                              A-1+/P-1             6.121          01/31/00       2,000,000         1,990,100
  Procter & Gamble Co.                                A-1+/P-1             5.983          02/24/00       3,500,000         3,469,445
  Walt Disney Company                                 A-1/P-1              6.055          02/09/00       1,000,000          993,641
                                                                                                                         -----------
                                                                                                                          31,619,946
                                                                                                                         -----------

U.S. GOVERNMENT                            4.8%
  U.S. Treasury Bill                                                       5.192          03/02/00       3,000,000         2,974,380
  U.S. Treasury Note                                                       5.374          07/31/00       1,000,000         1,000,000
                                                                                                                         -----------
                                                                                                                           3,974,380
                                                                                                                         -----------

QUASI-GOVERNMENT/
GOVERNMENT SPONSORED                      52.4%
  Federal Home Loan Bank Discount Note                                     5.671          01/24/00       3,000,000         2,989,497
  Federal Home Loan Bank Discount Note                                     5.652          03/08/00       5,000,000         4,949,005
  Federal Home Loan Bank Discount Note                                     5.683          03/13/00       3,000,000         2,966,940
  Federal Home Loan Bank Discount Note                                     5.893          04/17/00       4,000,000         3,932,233
  Federal Farm Credit Discount Notes                                       5.671          03/23/00       3,000,000         2,962,485
  Federal Farm Credit Discount Notes                                       5.980          04/03/00       1,000,000           985,017
  Federal Home Loan Mortgage Corp. Discount Notes                          5.694          01/10/00       2,500,000         2,496,556
  Federal Home Loan Mortgage Corp. Discount Notes                          5.629          01/14/00       3,000,000         2,994,129
  Federal Home Loan Mortgage Corp. Discount Notes                          5.691          01/20/00       1,688,000         1,683,118
  Federal Home Loan Mortgage Corp. Discount Notes                          5.710          02/01/00       1,000,000           995,256
  Federal Home Loan Mortgage Corp. Discount Notes                          5.715          02/07/00       2,000,000         1,988,674
  Federal Home Loan Mortgage Corp. Discount Notes                          5.763          04/04/00       2,000,000         1,970,755
  Federal National Mortgage Association Discount Notes                     5.738          01/18/00       5,000,000         4,986,849
  Federal National Mortgage Association Discount Notes                     5.688          02/03/00       3,000,000         2,984,792
  Federal National Mortgage Association Discount Notes                     5.056          03/03/00         439,000           435,420
  Federal National Mortgage Association                                    5.899          04/26/00       2,000,000         1,994,212
  Federal Home Loan Bank                                                   5.092          03/29/00       2,000,000         1,999,971
                                                                                                                         -----------
                                                                                                                          43,314,909
                                                                                                                         -----------
REGISTERED INVESTMENT COMPANY              3.8%
  State Street Prime Money Market                                          5.440                         3,165,212         3,165,212
                                                                                                        ----------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND                                                                                                               $ 82,074,447
                                                                                                                         ===========

Values of investment securities are determined as described in Note 2 of the financial statements.

*Moody's/Standard & Poors' quality ratings (unaudited). See the current
Prospectus and Statement of Additional Information for a complete description of these ratings.

See accompanying notes to financial statements.

                                TREASURY 2000 FUND
                             Schedule of Investments
                                December 31, 1999


                                         % of         Interest      Maturity              Principal
                                         Net Assets   Rate          Date                  Amount                         Value
GOVERNMENT GUARANTEED - U.S.:
  U.S. Treasury Strip (Cost $1,730,799)* 100.0%       9.69%         11/15/00              $ 2,000,000                   $  1,901,538
                                                                                                                         ===========


Values of investment securities are determined as described in Note 2 of the financial statements.

Interest rate on stripped Treasury Security represents annualized yield to maturity at date of purchase.

*At December 31, 1999, the cost of securities for federal income tax purposes was $1,730,799. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation....................................... $170,739
  Gross unrealized depreciation.......................................        -
                                                                       ---------
  Net unrealized appreciation......................................... $170,739
                                                                       =========
See accompanying notes to financial statements.


                                BOND FUND
                          Schedule of Investments
                            December 31, 1999


                                         % Net                      Annualized
                                         Assets                     Yield                 Shares                         Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY              1.7%
  State Street Prime Money Market                                   5.440%                 4,290,761                    $  4,290,761
                                                                                                                         -----------
     TOTAL SHORT-TERM INVESTMENTS
      (COST: $4,290,761)                                                                                                   4,290,761
                                                                                                                         -----------

                                                      Quality Rating Coupon               Maturity       Par
LONG-TERM INVESTMENTS:                                (Unaudited)*   Rate                 Date          Amount
U.S. GOVERNMENT & AGENCY BONDS:           40.0%
GOVERNMENT NOTES                          12.0%
  U.S. Treasury Note                                  AAA            5.875%               10/31/01      $3,000,000         2,981,250
  U.S. Treasury Note                                  AAA            5.875                11/15/04       3,000,000         2,942,814
  U.S. Treasury Note                                  AAA            6.500                05/15/05       2,000,000         2,001,250
  U.S. Treasury Note                                  AAA            5.250                02/15/29       5,000,000         4,137,500
  U.S. Treasury Note                                  AAA            7.500                02/15/05       3,000,000         3,130,314
  U.S. Treasury Note                                  AAA            7.875                11/15/04       3,000,000         3,174,375
  U.S. Treasury Note                                  AAA            6.000                08/15/09       3,000,000         2,907,189
  U.S. Treasury Note                                  AAA            6.500                08/15/05       3,000,000         3,000,939
  U.S. Treasury Note                                  AAA           10.750                02/15/03       5,000,000         5,603,125
                                                                                                                         -----------
                                                                                                                          29,878,756
                                                                                                                         -----------

GOVERNMENT AGENCIES                       28.0%
  Federal Home Loan Bank Note-CPI Floating Rate       AAA            6.142                02/20/07       2,000,000         1,897,400
  Federal Home Loan Bank                              AAA            6.000                08/15/02       4,500,000         4,434,399
  FHLMC (Gold) - Pool D92482                          AAA            7.000                08/01/18       1,736,163         1,698,193
  FHLMC (Gold) - Pool D92564                          AAA            7.000                10/01/18       2,731,058         2,671,331
  Federal Home Loan Mortgage Corp.                    AAA            6.625                09/15/09       3,000,000         2,911,362
  Federal Home Loan Mortgage Corp.                    AAA            6.010                04/26/04       5,000,000         4,813,335
  Federal Home Loan Mortgage Corp.                    AAA            6.250                10/15/02       3,000,000         2,970,861
  Federal Home Loan Mortgage Corp.CMO Series 2062 BA  AAA            6.500                07/15/24       3,241,878         3,167,040
  Federal National Mortgage Association 96-M6 G       AAA            7.750                09/17/23       1,000,000           991,195
  Federal National Mortgage Association               AAA            7.000                08/27/12       3,000,000         2,865,921
  Federal National Mortgage Association               AAA            5.960                02/23/04       2,000,000         1,930,060
  Federal National Mortgage Association Pool 519049   AAA            8.000                09/01/29       4,935,515         4,970,064
  Federal National Mortgage Association Pool 525277   AAA            7.500                11/01/14       2,380,235         2,398,159
  Federal National Mortgage Association Pool 525281   AAA            7.500                10/01/14       2,858,744         2,878,699
  Federal National Mortgage Association
    CMO Series 1998-2 D                               AAA            6.500                04/18/25       2,497,472         2,429,679
  Federal National Mortgage Association
    CMO Series 1998-47 AB                             AAA            6.250                06/18/25       6,682,264         6,426,768
  Government National Mortgage Assn. Pool 493966      AAA            7.000                06/15/29       4,946,826         4,783,482
  Government National Mortgage Assn. Pool 2811        AAA            8.000                09/20/29       9,941,217        10,013,590
  Government National Mortgage Assn. Pool 436306      AAA            7.500                07/15/26       3,093,233         3,067,002
  Government National Mortgage Assn.
    Pool CMO Series 1998-6 A                          AAA            6.250                07/20/21       3,021,270         2,927,596
                                                                                                                         -----------
                                                                                                                          70,246,136
                                                                                                                         -----------
       TOTAL U.S. GOVERNMENT & AGENCY BONDS
       (COST: $101,567,079)                                                                                              100,124,892
                                                                                                                         -----------

U.S. CORPORATE BONDS:                     48.0%

BASIC MATERIALS                            5.9%
  Chemicals                                3.6%
    Rohm & Haas Co.                                   A-3/A-         6.950                07/15/04       2,334,000         2,309,397
    Soultia Inc.                                      BAA-2/BBB      6.500                10/15/02       4,000,000         3,873,000
    Tosco Corp.                                       BAA-1/BBB      8.250                05/15/03       3,000,000         3,053,004
                                                                                                                         -----------
                                                                                                                           9,235,401
                                                                                                                         -----------

  Paper/Forest Products                    1.5%
    Chesapeake Corp.                                  BA-1/BBB       7.200                03/15/05       1,000,000           922,262
    Georgia-Pacific Corp.                             BAA-2/BBB-     7.750                11/15/29       3,000,000         2,867,019
                                                                                                                         -----------
                                                                                                                           3,789,281
                                                                                                                         -----------

  Steel                                    0.8%
    Commercial Metals                                 BAA-1/BBB+     7.200                07/15/05       2,000,000         1,934,992
                                                                                                                         -----------


                                BOND FUND
                     Schedule of Investments (Continued)
                                December 31, 1999


                                         % Net        Quality Rating Coupon               Maturity       Par
                                         Assets       (Unaudited)*   Rate                 Date          Amount           Value
CAPITAL GOODS                              8.3%
  Aerospace/Defense                        2.4%
    Lockheed Martin Corp                              BAA-3/BBB-     8.200%               12/01/09      $3,000,000      $  2,992,203
    United Tech Corp.                                 A-2/A+         6.625                11/15/04       3,200,000         3,134,752
                                                                                                                         -----------
                                                                                                                           6,126,955
                                                                                                                         -----------

  Containers                               3.9%
    Crown Cork & Seal                                 BAA-2/BBB      7.125                09/01/02       2,200,000         2,175,538
    Owens-Illinois Inc.                               BA-1/BB+       7.150                05/15/05       2,800,000         2,602,292
    Owens Corning                                     BAA-3/BBB-     7.500                05/01/05       2,500,000         2,376,628
    Temple-Inland Inc.                                BAA-2/BBB+     6.750                03/01/09       3,000,000         2,761,173
                                                                                                                         -----------
                                                                                                                           9,915,631
                                                                                                                         -----------

  Environmental                            1.0%
    Waste Management Inc., Step Coupon(A)             BAA-3/BBB      7.700                10/01/02       2,500,000         2,396,042
                                                                                                                         -----------

  Manufacturing-Diversified                1.0%
    Giddings & Lewis                                  BA1/BBB        7.500                10/01/05       2,500,000         2,440,065
                                                                                                                         -----------

COMMUNICATION SERVICES                     4.9%
  Telephone                                3.3%
    AT&T Corp.                                        A-1/AA-        6.500                03/15/29       3,000,000         2,576,094
    GTE Corp.                                         BAA-1/A        6.840                04/15/18       3,000,000         2,745,009
    Worldcom                                          A-3/A-         6.400                08/15/05       3,000,000         2,885,544
                                                                                                                         -----------
                                                                                                                           8,206,647
                                                                                                                         -----------

  Telephone - Long Distance                1.6%
    Sprint Capital Corp.                              BAA-1/BBB+     6.500                11/15/01       4,000,000         3,965,148
                                                                                                                         -----------

CONSUMER CYCLICAL                          5.0%
  Auto Manufacturers                       3.0%
    Daimler Chrysler NA Holdings                      A-1/A+         6.460                12/07/01       5,000,000         4,956,950
    Ford Motor Company                                A-1/A+         6.375                02/01/29       3,000,000         2,531,052
                                                                                                                         -----------
                                                                                                                           7,488,002
                                                                                                                         -----------

  Retail-General                           0.9%
    JC Penney Co Inc.                                 A-3/BBB+       7.950                04/01/17       2,500,000         2,229,455
                                                                                                                         -----------

  Retail-Specialty                         1.1%
    Autozone Inc.                                     BAA-1/A-        6.000               11/01/03       3,000,000         2,811,687
                                                                                                                         -----------

CONSUMER STAPLES                           4.9%
  Drug Stores                              1.2%
    Bergen Brunswig                                   BAA-2/BBB-     7.375                12/15/03       3,250,000         3,127,858
                                                                                                                         -----------

  Food Retailers                           2.9%
    Great Atlantic & Pacific Tea                      BA-1/BBB-      7.750                04/15/07       3,500,000         3,204,803
    Supervalu Inc.                                    BAA-1/BBB+     7.625                09/15/04       4,000,000         3,963,004
                                                                                                                         -----------
                                                                                                                           7,167,807
                                                                                                                         -----------

  Media-TV/Radio/Cable                     0.8%
    CSC Holdings Inc.                                 BA-2/BB+       7.875                12/15/07       2,000,000         1,980,000
                                                                                                                         -----------

ENERGY                                     4.3%
  Oil-Domestic                             1.1%
    Ashland, Inc.                                     BAA-2/BBB      6.860                05/01/09       3,000,000         2,787,648
                                                                                                                         -----------

  Oil-International                        0.8%
    Chevron Corp.                                     AA-2/AA        6.625                10/01/04       2,000,000         1,973,414
                                                                                                                         -----------

                                BOND FUND
                     Schedule of Investments (Continued)
                                December 31, 1999


                                         % Net        Quality Rating Coupon               Maturity       Par
                                         Assets       (Unaudited)*   Rate                 Date          Amount          Value
  Oil-Services                             2.4%
    Foster Wheeler Corp.                              BAA-3/BBB-     6.750%               11/15/05      $4,000,000      $  3,362,384
    Phillips Petroleum Co.                            A-3/A-         7.000                03/30/29       3,000,000         2,703,570
                                                                                                                         -----------
                                                                                                                           6,065,954
                                                                                                                         -----------

FINANCE                                    6.7%
  Banks                                    2.4%
    Citicorp                                          A-1/A+         6.375                01/15/06       3,000,000         2,840,112
    Compass Bank                                      A-1/A-         8.100                08/15/09       3,000,000         3,035,637
                                                                                                                         -----------
                                                                                                                           5,875,749
                                                                                                                         -----------

  Financial Services                       4.3%
    Capital One Bank                                  BAA-2/BBB-     6.760                07/23/02       3,000,000         2,942,784
    General Electric Capital Corp.                    AAA/AAA        5.760                04/24/00       2,000,000         1,999,186
    General Motors Acceptance Corp                    A-2/A          6.750                12/10/02       3,000,000         2,977,758
    Heller Financial Inc., 144A (B)                   A-3/A-         7.375                11/01/09       3,000,000         2,921,592
                                                                                                                         -----------
                                                                                                                          10,841,320
                                                                                                                         -----------

HEALTHCARE                                 0.7%
  Medical Services                         0.7%
    Columbia/HCA Healthcare Corporation               BA-2/BB+       6.125                12/15/00       1,800,000         1,763,399
                                                                                                                         -----------

TECHNOLOGY                                 1.6%
  Computer Related                         1.6%
    Comdisco Inc.                                     BAA-1/BBB+     6.130                08/01/01       4,000,000         3,904,068
                                                                                                                         -----------

TRANSPORTATION                             2.1%
  Airlines                                 2.0%
    American Airlines                                 A-2/BBB        8.040                09/16/11       1,717,841         1,712,576
    Delta Air Lines                                   BAA-1/BBB      8.540                01/02/07         263,780           268,346
    Southwest Airlines                                A-1/A          8.700                07/01/11          18,127            19,112
    US Airways Inc., Pass Thru Cert.
     Series 99-1                                      A-3/AA-        8.360                07/20/20       3,000,000         2,908,245
                                                                                                                         -----------
                                                                                                                           4,908,279
                                                                                                                         -----------
  Railroads                                0.1%
    Union Pacific RR                                  A-1/A-         6.540                07/01/15         401,389           364,054
                                                                                                                         -----------

UTILITIES                                  3.6%
  Electric Power                           3.6%
    Alliant Energy Resources, 144A (B)                A-3/A          7.375                11/09/09       1,500,000         1,460,272
    Florida Power & Light                             A-2/A+         7.375                06/01/09       2,700,000         2,656,460
    MidAmerican Energy Holdings                       BAA-3/BBB-     6.960                09/15/03       3,000,000         2,940,513
    Texas Utilities Co.                               BAA-2/BBB      6.375                02/01/04       2,000,000         1,916,262
                                                                                                                         -----------
                                                                                                                           8,973,507
                                                                                                                         -----------
       TOTAL U.S. CORPORATE BONDS
       (COST: $122,605,395)                                                                                              120,272,363
                                                                                                                         -----------

NON-U.S. CORPORATE BONDS:                  8.7%
FOREIGN ISSUES:                            8.7%
    Abbey National PLC                                AA-3/AA-       7.950                10/26/29       3,000,000         3,005,592
    Barclays Bank PLC                                 AA-3/AA-       7.400                12/15/09       2,000,000         1,968,322
    Petro Geo-Services ASA, 144A (B)                  BAA-3/BBB      7.125                03/30/28       3,000,000         2,625,660
    Pemex Finance LTD 144A (B)                        BAA-1/BBB      9.690                08/15/09       3,000,000         3,104,265
    Teleglobe, Inc.                                   BAA-1/BBB+     7.200                07/20/09       3,000,000         2,810,097
    Tyco International Group SA, 144A(B)              BAA-1/A-       6.250                06/15/03       2,385,000         2,262,974
    Tyco International Group SA, 144A(B)              BAA-1/A-       6.875                09/05/02       3,000,000         2,954,613
    YPF Sociedad Anonima                              BAA-1/BBB-     9.125                02/24/09       3,000,000         3,099,624
                                                                                                                         -----------
       TOTAL NON-U.S. CORPORATE BONDS
       (COST $21,981,212)                                                                                                 21,831,147
                                                                                                                         -----------

       TOTAL INVESTMENTS, BOND FUND
       (COST: $250,444,447)**                                                                                           $246,519,163
                                                                                                                         ===========

                                BOND FUND
                      Schedule of Investments (Continued)
                             December 31, 1999

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current
     Prospectus and Statement of Additional Information for a complete description of these ratings.

   **At December 31, 1999, the cost of securities for federal income tax purposes was $250,698,558. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation..................................$   153,569
     Gross unrealized depreciation...................................(4,332,964)
                                                                    ------------
     Net unrealized depreciation....................................($4,179,395)
                                                                    ============

  ***If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Represents a security that had a coupon rate of 4.1% until October 1, 1994, at which time the stated coupon rate became the effective rate.

(B) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." On December 31, 1999, the total market value of these investments was $15,329,376, or 6.12% of total net assets.

ABS  Asset Backed Security
CMO  Collateralized Mortgage Obligation
CPI  Consumer Price Index
IO   Interest Only
MTN  Medium Term Note
PLC  Public Limited Company

See accompanying notes to financial statements.


                                BALANCED FUND
                          Schedule of Investments
                                December 31, 1999

                                         % Net                      Annualized
                                         Assets                     Yield                               Shares           Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY              4.2%
  State Street Prime Money Market                                    5.440%                             25,039,170      $ 25,039,170
                                                                                                                         -----------
     TOTAL SHORT-TERM INVESTMENTS
     (COST: $25,039,170)                                                                                                  25,039,170
                                                                                                                         -----------

                                                      Quality Rating Coupon               Maturity       Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*   Rate                Date          Amount
BONDS:                                    40.7%
U.S. GOVERNMENT & AGENCY BONDS:           17.7%
GOVERNMENT NOTES                           8.1%
  U.S. Treasury Notes                                 AAA            5.875%               10/31/01      $5,000,000         4,968,750
  U.S. Treasury Notes                                 AAA            5.875                11/15/04       6,000,000         5,885,628
  U.S. Treasury Notes                                 AAA            7.000                07/15/06       3,500,000         3,586,408
  U.S. Treasury Notes                                 AAA            5.250                02/15/29       5,000,000         4,137,500
  U.S. Treasury Notes                                 AAA            6.375                09/30/01       5,000,000         5,010,940
  U.S. Treasury Notes                                 AAA            6.000                08/15/09       9,000,000         8,721,567
  U.S. Treasury Notes                                 AAA            5.625                09/30/01       5,000,000         4,950,000
  U.S. Treasury Notes                                 AAA            6.500                08/15/05       2,000,000         2,000,626
  U.S. Treasury Notes                                 AAA           10.750                02/15/03       3,000,000         3,361,875
  U.S. Treasury Notes                                 AAA            4.250                11/15/03       7,000,000         6,503,441
                                                                                                                         -----------
                                                                                                                          49,126,735
                                                                                                                         -----------

GOVERNMENT AGENCIES                        9.6%
  Federal Home Loan Bank Note-CPI Floating Rate       AAA            6.142                02/20/07       5,000,000         4,743,500
  Federal Home Loan Mortgage Corp.                    AAA            6.625                09/15/09       2,700,000         2,620,226
  Federal Home Loan Mortgage Corp.                    AAA            6.010                04/26/04       5,000,000         4,813,335
  Federal Home Loan Mortgage Corp.                    AAA            6.250                10/15/02       3,000,000         2,970,861
  Federal Home Loan Mortgage Corp. CMO Series 2134 H  AAA            6.500                12/15/24       4,009,002         3,860,978
  Federal Home Loan Mortgage Corp. CMO Series 2062 BA AAA            6.500                07/15/24       3,241,878         3,167,040
  Federal National Mortgage Assn.                     AAA            7.000                08/27/12       3,000,000         2,865,921
  Federal National Mortgage Assn. Pool 50564          AAA            7.500                04/01/22       2,137,611         2,123,696
  Federal National Mortgage Assn. Pool 50665          AAA            7.500                12/01/22       2,866,141         2,847,483
  Federal National Mortgage Assn.                     AAA            5.960                02/23/04       2,000,000         1,930,060
  Federal National Mortgage Assn. Pool 519049         AAA            8.000                09/01/29       4,935,515         4,970,064
  Federal National Mortgage Assn. - 96-M6  G          AAA            7.750                09/17/23       4,000,000         3,964,780
  Government National Mortgage Assn. Pool 2811        AAA            8.000                09/20/29       9,941,217        10,013,589
  Government National Mortgage Assn. Pool 436306      AAA            7.500                07/15/26       3,026,949         3,001,281
  Government National Mortgage Assn.
   Pool CMO Series 1998-6 A                           AAA            6.250                07/20/21       3,776,588         3,659,495
                                                                                                                         -----------
                                                                                                                          57,552,309
                                                                                                                         -----------
       TOTAL U.S. GOVERNMENT & AGENCY
       BONDS (COST $108,372,946)                                                                                         106,679,044
                                                                                                                         -----------

U.S. CORPORATE BONDS:                     19.5%

BASIC MATERIALS                            1.9%
  Chemicals                                1.6%
    Rohm & Haas Co.                                   A-3/A-         6.950                07/15/04       2,500,000         2,473,648
    Soultia Inc.                                      BAA-2/BBB      6.500                10/15/02       4,000,000         3,873,000
    Tosco Corp.                                       BAA-1/BBB      8.250                05/15/03       3,000,000         3,053,004
                                                                                                                         -----------
                                                                                                                           9,399,652
                                                                                                                         -----------

  Steel                                    0.3%
    Commercial Metals                                 BAA-1/BBB+     7.200                07/15/05       2,000,000         1,934,991
                                                                                                                         -----------

CAPITAL GOODS                              3.1%
  Aerospace/Defense                        1.0%
    Lockheed Martin Corp                              BAA-3/BBB-     8.200                12/01/09       3,000,000         2,992,203
    United Tech Corp.                                 A-2/A+         6.625                11/15/04       3,200,000         3,134,752
                                                                                                                         -----------
                                                                                                                           6,126,955
                                                                                                                         -----------


                                BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 1999


                                         % Net        Quality Rating Coupon               Maturity      Par
                                         Assets       (Unaudited)*   Rate                 Date          Amount          Value
  Containers                               1.5%
    Crown Cork & Seal                                 BAA-2/BBB      7.125%               09/01/02      $2,000,000      $  1,977,762
    Owens-Illinois Inc.                               BA-1/BB+       7.150                05/15/05       2,000,000         1,858,780
    Owens Corning                                     BAA-3/BBB-     7.500                05/01/05       2,500,000         2,376,628
    Temple-Inland Inc.                                BAA-2/BBB+     6.750                03/01/0        3,000,000         2,761,173
                                                                                                                         -----------
                                                                                                                           8,974,343
                                                                                                                         -----------

  Environmental                            0.5%
    Waste Management Inc., Step Coupon(A)             BAA-3/BBB      7.700                10/01/02       3,000,000         2,875,251
                                                                                                                         -----------

  Manufacturing-Diversified                0.1%
    Giddings & Lewis                                  BA-1/BBB       7.500                10/01/05         500,000           488,013
                                                                                                                         -----------

COMMUNICATION SERVICES                     2.1%
  Telephone                                1.3%
    AT&T Corp.                                        A-1/AA-        6.500                03/15/29       2,500,000         2,146,745
    GTE Corp.                                         BAA-1/A        6.840                04/15/18       3,000,000         2,745,009
    Worldcom                                          A-3/A-         6.400                08/15/05       3,000,000         2,885,544
                                                                                                                         -----------
                                                                                                                           7,777,298
                                                                                                                         -----------

  Telephone - Long Distance                0.8%
    Sprint Capital Corp.                              BAA-1/BBB+     6.500                11/15/01       5,000,000         4,956,435
                                                                                                                         -----------

CONSUMER CYCLICAL                          1.9%
  Auto Manufacturers                       1.2%
    Daimler Chrysler NA Holdings                      A-1/A+         6.460                12/07/01       7,000,000         6,939,729
                                                                                                                         -----------

  Retail - General                         0.3%
    JC Penney Co Inc.                                 A-3/BBB+       7.950                04/01/17       2,000,000         1,783,564
                                                                                                                         -----------

  Retail - Speciality                      0.4%
    Autozone Inc.                                     BAA-1/A-       6.000                11/01/03       2,545,000         2,385,248
                                                                                                                         -----------

CONSUMER STAPLES                           1.9%
  Drug Stores                              0.4%
    Bergen Brunswig                                   BAA-2/BBB-     7.375                01/15/03       2,000,000         1,924,836
    Bergen Brunswig                                   BAA-2/BBB-     7.250                06/01/05         500,000           460,303
                                                                                                                         -----------
                                                                                                                           2,385,139
                                                                                                                         -----------

  Food Retailers                           1.0%
    Great Atlantic & Pacific Tea                      BA-1/BBB-      7.750                11/15/29       2,500,000         2,389,183
    Supervalu Inc.                                    BAA-1/BBB+     7.625                09/15/04       4,000,000         3,963,004
                                                                                                                         -----------
                                                                                                                           6,352,187
                                                                                                                         -----------

  Media-TV/Radio/Cable                     0.5%
    CSC Holdings Inc.                                 BA-2/BB+       7.875                12/15/07       3,000,000         2,970,000
                                                                                                                         -----------

ENERGY                                     1.6%
  Oil-Domestic                             0.5%
    Ashland, Inc.                                     BAA-2/BBB      6.860                05/01/09       3,000,000         2,787,648
                                                                                                                         -----------

  Oil-International                        0.3%
    Chevron Corp.                                     AA-2/AA        6.625                10/01/04       2,000,000         1,973,414
                                                                                                                         -----------

  Oil-Services                             0.8%
    Foster Wheeler Corp.                              BAA-3/BBB-     6.750                11/15/05       2,520,000         2,118,302
    Phillips Petroleum Co.                            A-3/A-         7.000                03/30/29       3,000,000         2,703,570
                                                                                                                         -----------
                                                                                                                           4,821,872
                                                                                                                         -----------

                                BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 1999


                                         % Net        Quality Rating Coupon               Maturity       Par
                                         Assets        (Unaudited)*  Rate                 Date          Amount          Value
FINANCE                                    4.0%
  Banks                                    1.0%
    Citicorp                                          A-1/A+         6.375%              01/15/06       $3,000,000      $  2,840,112
    Compass Bank                                      A-1/A-         8.100               08/15/09        3,000,000         3,035,637
                                                                                                                         -----------
                                                                                                                           5,875,749
                                                                                                                         -----------

  Financial Services                       3.0%
    Capital One Bank                                  BAA-2/BBB-     6.760                07/23/02       4,000,000         3,923,712
    Ford Motor Company                                A-1/A+         6.375                02/01/29       3,200,000         2,699,789
    General Electric Capital Corp.                    AAA/AAA        6.810                11/03/03       2,200,000         2,187,515
    General Motors Acceptance Corp                    A-2/A          9.625                12/15/01       2,650,000         2,772,215
    General Motors Acceptance Corp                    A-2/A          6.750                12/10/02       3,500,000         3,474,051
    Heller Financial Inc., 144A (B)                   A-3/A-         7.375                11/01/09       3,000,000         2,921,592
                                                                                                                         -----------
                                                                                                                          17,978,874
                                                                                                                         -----------

HEALTHCARE                                 0.4%
  Drugs                                    0.3%
    Rite Aid                                          B-1/BB         6.700                12/15/01      2,000,000          1,690,000
                                                                                                                         -----------

  Medical Services                         0.1%
    Columbia/HCA Healthcare Corporation               BA-2/BB+       6.125                12/15/00       1,000,000           979,666
                                                                                                                         -----------

TECHNOLOGY                                 0.6%
  Computer Related                         0.6%
    Comdisco Inc.                                     BAA-1/BBB+     6.130                08/01/01       4,000,000         3,904,068
                                                                                                                         -----------

TRANSPORTATION                             0.9%
  Airlines                                 0.8%
    American Airlines                                 -2/BBB         8.040                09/16/11         858,920           856,288
    Delta Air Lines                                   AA-1/BBB       8.540                01/02/07       1,333,419         1,356,498
    US Airways Inc., Pass Thru Cert. Series 99-1      -3/AA-         8.360                07/20/20       3,000,000         2,908,245
                                                                                                                         -----------
                                                                                                                           5,121,031
                                                                                                                         -----------

  Trucking & Shipping                      0.1%
    Federal Express                                   A-3/BBB+       7.890                09/23/08         421,894           416,311
                                                                                                                         -----------

UTILITIES                                  1.1%
  Electric Power                           1.1%
    Alliant Energy Resources, 144A (B)                A-3/A          7.375                11/09/09       1,000,000           973,515
    Florida Power & Light                             A-2/A+         7.375                06/01/09       3,000,000         2,951,622
    MidAmerican Energy Holdings                       BAA-3/BBB-     6.960                09/15/03       3,000,000         2,940,513
                                                                                                                         -----------
                                                                                                                           6,865,650
                                                                                                                         -----------
       TOTAL U.S. CORPORATE BONDS
       (COST: $119,453,320)                                                                                              117,763,088
                                                                                                                         -----------

NON-U.S. CORPORATE BONDS:                  3.5%

FOREIGN ISSUES:                            3.5%
    Abbey National PLC                                AA-3/AA-       7.950                10/26/29       3,000,000         3,005,592
    Barclays Bank PLC                                 AA-3/AA-       7.400                12/15/09       2,000,000         1,968,322
    Pemex Finance LTD, 144A (B)                       BAA-1/BBB      9.690                08/15/09       3,000,000         3,104,265
    Petro Geo-services ASA, 144A (B)                  BAA-3/BBB      7.125                03/30/28       3,000,000         2,625,660
    Teleglobe, Inc.                                   BAA-1/BBB+     7.200                07/20/09       4,000,000         3,746,796
    Tyco International Group SA, 144A (B)             BAA-1/A-       6.875                09/05/02       3,500,000         3,447,049
    YPF Sociedad Anonima                              BAA-1/BBB-     9.125                02/24/09       3,000,000         3,099,624
                                                                                                                         -----------
       TOTAL NON-U.S. CORPORATE BONDS
      (COST: $21,186,669)                                                                                                 20,997,308
                                                                                                                         -----------

       TOTAL BONDS (COST: $249,012,935)                                                                                  245,439,440
                                                                                                                         -----------


                                BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 1999


                                         % Net
                                         Assets                                                         Shares           Value
COMMON STOCKS:                            54.3%
FOREIGN ISSUES:                            3.7%
    BP Amoco PLC/ADR                                                                                        64,746       $ 3,840,247
    Glaxo Wellcome PLC - ADR                                                                                46,150         2,578,631
    Koninklijke (Royal) Philips Electronics N.V. - ADR                                                      41,824         5,646,240
    Telefonos de Mexico  SP ADR - Cl L                                                                      39,000         4,387,500
    Vodafone AirTouch PLC-SP ADR                                                                           114,625         5,673,938
                                                                                                                         -----------
       TOTAL FOREIGN ISSUES (COST: $8,697,693)                                                                            22,126,556
                                                                                                                         -----------

DOMESTIC ISSUES:                          50.6%
BASIC MATERIALS                            2.2%
  Chemicals                                1.7%
    The Dow Chemical Company                                                                                34,200         4,569,975
    Praxair, Inc.                                                                                           46,000         2,314,375
    Rohm and Haas Company                                                                                   78,300         3,185,831
                                                                                                                         -----------
                                                                                                                          10,070,181
                                                                                                                         -----------

  Paper/Forest Products                    0.5%
    Willamette Industries, Inc.                                                                             63,200         2,934,850
                                                                                                                         -----------

CAPITAL GOODS                              3.1%
  Containers                               0.5%
    Owens-Illinois, Inc. ***                                                                               125,800         3,152,862
                                                                                                                         -----------

  Electrical Equipment                     0.9%
    Honeywell International Inc.                                                                            56,250         3,244,922
    Rockwell International Corporation                                                                      49,900         2,388,962
                                                                                                                         -----------
                                                                                                                           5,633,884
                                                                                                                         -----------

  Environmental                            0.2%
    Waste Management, Inc.                                                                                  77,327         1,329,058
                                                                                                                         -----------

  Machinery/Equipment                      0.4%
    Pall Corporation                                                                                       123,300         2,658,656
                                                                                                                         -----------

  Manufacturing-Diversified                1.1%
    Illinois Tool Works, Inc.                                                                               51,700         3,492,981
    United Technologies Corporation                                                                         45,000         2,925,000
                                                                                                                         -----------
                                                                                                                           6,417,981
                                                                                                                         -----------

COMMUNICATION SERVICES                     1.8%
  Telephone - Long Distance                0.6%
    AT & T Corp.                                                                                            67,650         3,433,237
                                                                                                                         -----------

  Telephone                                1.2%
    GTE Corporation                                                                                         54,600         3,852,713
    SBC Communications Inc.                                                                                 69,748         3,400,215
                                                                                                                         -----------
                                                                                                                           7,252,928
                                                                                                                         -----------

CONSUMER CYCLICAL                          5.0%
  Commercial/Consumer                      0.4%
    IMS Health Incorporated                                                                                 89,000         2,419,687
                                                                                                                         -----------

  Printing/Publishing                      0.6%
    PRIMEDIA Inc.***                                                                                       215,200         3,550,800
                                                                                                                         -----------

  Retail-Discount                          0.7%
    Wal-Mart Stores, Inc.                                                                                   59,200         4,092,200
                                                                                                                         -----------


                                BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 1999


                                          % Net
                                         Assets                                                         Shares          Value
  Retail-General                           2.1%
    Dayton Hudson Corporation                                                                              137,900      $ 10,127,031
    Sears, Roebuck & Co.                                                                                    91,000         2,769,813
                                                                                                                         -----------
                                                                                                                          12,896,844
                                                                                                                         -----------

  Retail-Specialty                         1.2%
    Tiffany & Co.                                                                                           81,500         7,273,875
                                                                                                                         -----------

CONSUMER STAPLES                           7.0%
  Cosmetics/Toiletries                     1.1%
    Kimberly-Clark Corporation                                                                              99,100         6,466,275
                                                                                                                         -----------

  Drug Stores                              0.8%
    CVS Corporation                                                                                        126,852         5,066,152
                                                                                                                         -----------

  Entertainment                            0.6%
    The Walt Disney Company                                                                                135,800         3,972,150
                                                                                                                         -----------

  Food Producers                           1.9%
    General Mills, Inc.                                                                                     71,000         2,538,250
    Nabisco Holdings Corp. - Class A                                                                       115,700         3,659,013
    Sara Lee Corporation                                                                                   131,600         2,903,425
    Tyson Foods, Inc. - Class A                                                                            141,125         2,293,281
                                                                                                                         -----------
                                                                                                                          11,393,969
                                                                                                                         -----------

  Food Retailers                           0.5%
    Safeway Inc.                                                                                            94,800         3,371,325
                                                                                                                         -----------

  Media-TV/Radio/Cable                     2.1%
    Cox Communications, Inc.***                                                                            109,800         5,654,700
    MediaOne Group, Inc.***                                                                                 91,000         6,989,938
                                                                                                                         -----------
                                                                                                                          12,644,638
                                                                                                                         -----------

ENERGY                                     3.0%
  Exploration/Drilling                     0.7%
    Kerr-McGee Corporation                                                                                  55,100         3,416,200
    Transocean Sedco Forex Inc.                                                                             15,062           507,401
                                                                                                                         -----------
                                                                                                                           3,923,601
                                                                                                                         -----------

  Oil-Domestic                             1.0%
    Unocal Corporation                                                                                      93,700         3,144,806
    USX-Marathon Group                                                                                     108,700         2,683,531
                                                                                                                         -----------
                                                                                                                           5,828,337
                                                                                                                         -----------

  Oil-International                        0.6%
    Exxon Corporation                                                                                       45,900         3,697,819
                                                                                                                         -----------

  Oil-Services                             0.7%
    Schlumberger Limited                                                                                    77,800         4,376,250
                                                                                                                         -----------

FINANCE                                    6.3%
  Banks                                    2.2%
    Bank One Corporation                                                                                    98,890         3,170,661
    Bank of America Corporation                                                                             99,798         5,008,612
    Wells Fargo Company                                                                                    121,400         4,909,112
                                                                                                                         -----------
                                                                                                                          13,088,385
                                                                                                                         -----------

                                BALANCED FUND
                        Schedule of Investments (Continued)
                                December 31, 1999

                                         % Net
                                         Assets                                                         Shares          Value
  Financial Services                       2.5%
    Countrywide Credit Industries, Inc.                                                                     97,100      $  2,451,775
    Household International, Inc.                                                                          114,100         4,250,225
    Morgan Stanley Dean Witter and Co.                                                                      32,600         4,653,650
    MBIA, Inc.                                                                                              65,200         3,443,375
                                                                                                                         -----------
                                                                                                                          14,799,025
                                                                                                                         -----------

  Insurance Companies                      1.6%
    The Allstate Corporation                                                                               137,214         3,293,136
    Citigroup Inc.                                                                                         121,429         6,746,899
                                                                                                                         -----------
                                                                                                                          10,040,035
                                                                                                                         -----------

HEALTHCARE                                 4.0%
  Drugs                                    2.4%
    American Home Products Corporation                                                                     148,400         5,852,525
    Bristol-Myers Squibb Company                                                                            96,200         6,174,838
    Pharmacia & Upjohn, Inc.                                                                                61,200         2,754,000
                                                                                                                         -----------
                                                                                                                          14,781,363
                                                                                                                         -----------

  Medical Products/Supply                  0.9%
    ALZA Corporation***                                                                                     76,100         2,634,963
    Johnson & Johnson                                                                                       30,108         2,803,807
                                                                                                                         -----------
                                                                                                                           5,438,770
                                                                                                                         -----------

  Medical Services                         0.7%
    Aetna Inc.                                                                                              72,600         4,051,988
                                                                                                                         -----------

TECHNOLOGY                                15.5%
  Communications Equipment                 2.3%
    ADC Telecommunications, Inc.***                                                                         78,900         5,725,181
    Motorola, Inc.                                                                                          56,700         8,349,075
                                                                                                                         -----------
                                                                                                                          14,074,256
                                                                                                                         -----------

  Computer Related                         8.4%
    3Com Corporation***                                                                                    131,900         6,199,300
    EMC Corporation***                                                                                     125,300        13,689,025
    Gateway, Inc.***                                                                                       130,200         9,382,538
    Hewlett-Packard Company                                                                                 58,800         6,699,525
    International Business Machines Corporation                                                             73,600         7,948,800
    Seagate Technology, Inc.***                                                                             39,500         6,495,468
                                                                                                                         -----------
                                                                                                                          50,414,656
                                                                                                                         -----------

  Computer Software/Services               1.3%
    Compuware Corporation***                                                                                55,300         2,059,925
    Gartner Group, Inc.***                                                                                  11,587           160,045
    Keane, Inc.***                                                                                         175,900         5,584,825
                                                                                                                         -----------
                                                                                                                           7,804,795
                                                                                                                         -----------

  Semiconductors                           3.5%
    Conexant Systems, Inc.***                                                                              116,600         7,739,325
    Micron Technology, Inc.***                                                                              49,650         3,860,288
    Texas Instruments Incorporated                                                                          96,600         9,358,125
                                                                                                                         -----------
                                                                                                                          20,957,738
                                                                                                                         -----------

TRANSPORTATION                             1.1%
  Airlines                                 0.4%
    Delta Air Lines, Inc.                                                                                   44,400         2,211,675
                                                                                                                         -----------

  Railroads                                0.2%
    Norfolk Southern Corporation                                                                            66,800         1,369,400
                                                                                                                         -----------


                                BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 1999

                                          % Net
                                         Assets                                                         Shares          Value
  Trucking & Shipping                      0.5%
    FDX Corporation***                                                                                      79,400      $  3,250,438
                                                                                                                         -----------

UTILITIES                                  1.0%
  Electric Power                           0.4%
    PG&E Corporation                                                                                       113,000         2,316,500
                                                                                                                         -----------

  Natural Gas                              0.6%
    The Williams Companies, Inc.                                                                           113,500         3,468,844
                                                                                                                         -----------

MISCELLANEOUS                              0.6%
  Professional Services                    0.6%
    Interim Services Inc.***                                                                               150,000         3,712,500
                                                                                                                         -----------
       TOTAL DOMESTIC ISSUES
       (COST: $198,608,337)                                                                                              305,637,927
                                                                                                                         -----------
       TOTAL COMMON STOCKS
       (COST: $207,306,030)                                                                                              327,764,483
                                                                                                                         -----------
       TOTAL INVESTMENTS, BALANCED FUND
       (COST: $481,358,135)**                                                                                           $598,243,093
                                                                                                                         ===========

Values of investment securities are determined as described in Note 2 of the financial statements.
    *Moody's/Standard & Poors' quality ratings (unaudited).  See the current
     Prospectus and Statement of Additional Information for a complete description of these ratings.
   **At December 31, 1999, the cost of securities for federal income tax purposes was $481,643,731. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.................................$135,401,913
     Gross unrealized depreciation................................. (18,802,551)
                                                                    -----------
     Net unrealized appreciation...................................$116,599,362
                                                                    ===========


  ***This security is non-income producing.
 ****If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.
(A) Represents a security that had a coupon rate of 4.1% until October 1, 1994, at which time the stated coupon rate became the effective rate.

(B) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors."
     On December 31, 1999, the total market value of these investments was $13,072,081 or 2.17% of total net assets.

ABS  Asset Backed Security
ADR  American Depository Receipt
CMO  Collateralized Mortgage Obligation
CPI  Consumer Price Index
IO   Interest Only
MTN  Medium Term Note
PLC  Pubic Limited Company

See accompanying notes to financial statements.


                                GROWTH AND INCOME STOCK FUND
                                   Schedule of Investments
                                     December 31, 1999


                                          % Net                            Annualized
                                         Assets                              Yield                      Shares          Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY              2.3%
  State Street Prime Money Market                                            5.440%                     25,405,252      $ 25,405,252
                                                                                                                         -----------
     TOTAL SHORT-TERM INVESTMENTS
     (COST: $25,405,252)                                                                                                  25,405,252
                                                                                                                         -----------

LONG-TERM INVESTMENTS:
COMMON STOCKS:                            97.5%
FOREIGN ISSUES:                            8.9%
    BP Amoco PLC- ADR                                                                                      245,080        14,536,308
    Glaxo Wellcome PLC - ADR                                                                               209,450        11,703,018
    Koninklijke (Royal) Philips Electronics N.V. - ADR                                                     194,544        26,263,440
    Nortel Networks Corporation                                                                            448,000        45,248,000
                                                                                                                         -----------
    TOTAL FOREIGN ISSUES
    (COST: $41,266,990)                                                                                                   97,750,766
                                                                                                                         -----------

DOMESTIC ISSUES:                          88.6%

BASIC MATERIALS                            3.8%
  Chemicals                                2.7%
    The Dow Chemical Company                                                                               111,550        14,905,869
    PPG  Industries, Inc.                                                                                  234,400        14,664,650
                                                                                                                         -----------
                                                                                                                          29,570,519
                                                                                                                         -----------

  Paper/Forest Products                    1.1%
    Georgia-Pacific Group                                                                                  231,800        11,763,850
                                                                                                                         -----------

CAPITAL GOODS                              6.6%
  Electrical Equipment                     4.1%
    Emerson Electric Co.                                                                                   170,000         9,753,750
    Honeywell International Inc.                                                                           448,650        25,881,496
    Rockwell International Corporation                                                                     198,800         9,517,550
                                                                                                                         -----------
                                                                                                                          45,152,796
                                                                                                                         -----------

  Environmental                            0.8%
    Waste Management, Inc.                                                                                 539,999         9,281,233
                                                                                                                         -----------

  Manufacturing-Diversified                1.7%
    United Technologies Corporation                                                                        280,000        18,200,000
                                                                                                                         -----------

COMMUNICATION SERVICES                     6.9%
  Telephone - Long Distance                3.4%
    AT&T Corp.                                                                                             191,752         9,731,414
    Sprint Corporation                                                                                     413,300        27,820,256
                                                                                                                         -----------
                                                                                                                          37,551,670
                                                                                                                         -----------

  Telephone                                3.5%
    GTE Corporation                                                                                        246,750        17,411,297
    SBC Communications Inc.                                                                                423,883        20,664,296
                                                                                                                         -----------
                                                                                                                          38,075,593
                                                                                                                         -----------

CONSUMER CYCLICAL                          3.7%
  Auto Parts Manufacturers                 0.8%
   Dana Corporation                                                                                        284,885         8,528,745
                                                                                                                         -----------

  Retail-Discount                          2.0%
   Wal-Mart Stores, Inc.                                                                                   324,900        22,458,713
                                                                                                                         -----------


                                  GROWTH AND INCOME STOCK FUND
                                Schedule of Investments (Continued)
                                      December 31, 1999

                                          % Net
                                         Assets                                                         Shares          Value
  Retail-General                           0.9%
    Sears, Roebuck & Co.                                                                                   315,100      $  9,590,856
                                                                                                                         -----------

CONSUMER STAPLES                          14.6%
  Beverages                                1.2%
    PepsiCo, Inc.                                                                                          377,600        13,310,400
                                                                                                                         -----------

  Cosmetics/Toiletries                     2.6%
    Kimberly-Clark Corporation                                                                             442,900        28,899,225
                                                                                                                         -----------

  Drug Stores                              1.4%
    CVS Corporation                                                                                        392,806        15,687,690
                                                                                                                         -----------

  Entertainment                            2.2%
    The Walt Disney Company                                                                                820,800        24,008,400
                                                                                                                         -----------

  Food Producers                           3.6%
    ConAgra, Inc.                                                                                          380,500         8,585,031
    General Mills, Inc.                                                                                    245,200         8,765,900
    Nabisco Holdings Corp. - Class A                                                                       367,700        11,628,513
    Sara Lee Corporation                                                                                   494,700        10,914,319
                                                                                                                         -----------
                                                                                                                          39,893,763
                                                                                                                         -----------

  Food Retailers                           1.6%
    The Kroger Co.***                                                                                      951,900        17,967,113
                                                                                                                         -----------

  Media-TV/Radio/Cable                     2.0%
    MediaOne Group, Inc.***                                                                                267,900        20,578,069
                                                                                                                         -----------

ENERGY                                     5.5%
  Exploration/Drilling                     0.2%
    Transocean Sedco Forex Inc.                                                                             53,046         1,786,987
                                                                                                                         -----------

  Oil-Domestic                             1.8%
    Unocal Corporation                                                                                     271,450         9,110,541
    USX-Marathon Group                                                                                     422,850        10,439,109
                                                                                                                         -----------
                                                                                                                          19,549,650
                                                                                                                         -----------

  Oil-International                        2.1%
    Exxon Corporation                                                                                      155,100        12,495,244
    Texaco Inc.                                                                                            202,900        11,020,006
                                                                                                                         -----------
                                                                                                                          23,515,250
                                                                                                                         -----------

  Oil-Services                             1.4%
    Schlumberger Limited                                                                                   274,000        15,412,500
                                                                                                                         -----------

FINANCE                                   11.4%
  Banks                                    4.5%
    Bank of America Corporation                                                                            344,571        17,293,157
    Bank One Corporation                                                                                   408,540        13,098,814
    First Union Corporation                                                                                246,800         8,098,125
    Wachovia Corporation                                                                                   152,100        10,342,800
                                                                                                                         -----------
                                                                                                                          48,832,896
                                                                                                                         -----------

  Financial Services                       3.3%
    Household International, Inc.                                                                          524,700        19,545,075
    Morgan Stanley Dean Witter and Co.                                                                     113,000        16,130,750
                                                                                                                         -----------
                                                                                                                          35,675,825
                                                                                                                         -----------


                                 GROWTH AND INCOME STOCK FUND
                                Schedule of Investments (Continued)
                                      December 31, 1999

                                          % Net
                                         Assets                                                         Shares          Value
  Insurance Companies                      3.6%
    The Allstate Corporation                                                                               708,026      $ 16,992,624
    Citigroup Inc.                                                                                         431,486        23,974,441
                                                                                                                         -----------
                                                                                                                          40,967,065
                                                                                                                         -----------

HEALTHCARE                                 8.2%
  Drugs                                    4.0%
    American Home Products Corporation                                                                     543,500        21,434,281
    Bristol-Myers Squibb Company                                                                           357,600        22,953,450
                                                                                                                         -----------
                                                                                                                          44,387,731
                                                                                                                         -----------

  Medical Prods/Supply                     3.0%
    ALZA Corporation***                                                                                    283,200         9,805,800
    Baxter International Inc.                                                                              193,100        12,129,094
    Johnson & Johnson                                                                                      121,000        11,268,125
                                                                                                                         -----------
                                                                                                                          33,203,019
                                                                                                                         -----------

  Medical Services                         1.2%
    Aetna Inc.                                                                                             237,700        13,266,631
                                                                                                                         -----------

TECHNOLOGY                                22.4%
  Communications Equipment                 4.2%
    Harris Corporation                                                                                     370,900         9,898,394
    Motorola, Inc.                                                                                         248,200        36,547,450
                                                                                                                         -----------
                                                                                                                          46,445,844
                                                                                                                         -----------

  Computer Related                         9.1%
    EMC Corporation***                                                                                     376,700        41,154,475
    Hewlett-Packard Company                                                                                251,700        28,678,068
    International Business Machines Corporation                                                            276,200        29,829,600
                                                                                                                         -----------
                                                                                                                          99,662,143
                                                                                                                         -----------

  Computer Software/Services               4.8%
    Computer Associates International, Inc.                                                                444,900        31,115,194
    Computer Sciences Corporation***                                                                       224,400        21,233,850
                                                                                                                         -----------
                                                                                                                          52,349,044
                                                                                                                         -----------

  Office Equipment                         1.0%
    Lanier Worldwide Inc***                                                                                370,900         1,437,238
    Xerox Corporation                                                                                      408,700         9,272,381
                                                                                                                         -----------
                                                                                                                          10,709,619
                                                                                                                         -----------

  Semiconductors                           3.3%
    Texas Instruments Incorporated                                                                         376,200        36,444,375
                                                                                                                         -----------

TRANSPORTATION                             1.6%
  Airlines                                 0.7%
    Delta Air Lines, Inc.                                                                                  158,600         7,900,262
                                                                                                                         -----------

  Railroads                                0.9%
    Burlington Northern Santa Fe Corporation                                                               220,200         5,339,850
    Norfolk Southern Corporation                                                                           227,700         4,667,850
                                                                                                                         -----------
                                                                                                                          10,007,700
                                                                                                                         -----------

UTILITIES                                  2.7%
  Electric Power                           1.5%
    Duke Energy Corporation                                                                                180,000         9,022,500
    PG&E Corporation                                                                                       345,000         7,072,500
                                                                                                                         -----------
                                                                                                                          16,095,000
                                                                                                                         -----------


                                 GROWTH AND INCOME STOCK FUND
                                Schedule of Investments (Continued)
                                      December 31, 1999

                                          % Net
                                         Assets                                                         Shares          Value
  Natural Gas                              1.2%
    The Williams Companies, Inc.                                                                           445,000      $ 13,600,313
                                                                                                                         -----------

MISCELLANEOUS                              1.2%
  Diversified                              1.2%
    Minnesota Mining and Manufacturing Company                                                             131,400        12,860,775
                                                                                                                         -----------

     TOTAL DOMESTIC ISSUES
     (COST: $751,411,701)                                                                                                973,191,264
                                                                                                                         -----------

     TOTAL COMMON STOCKS
     (COST: $792,678,691)                                                                                              1,070,942,030
                                                                                                                       -------------

     TOTAL INVESTMENTS, GROWTH AND INCOME
     FUND (COST: $818,083,943)**                                                                                      $1,096,347,282
                                                                                                                       =============

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

   **At December 31, 1999, the cost of securities for federal income tax purposes was $818,445,045. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................ $376,831,064
     Gross unrealized depreciation................................  (98,928,827)
                                                                    -----------
     Net unrealized appreciation.................................. $277,902,237
                                                                    ===========

***This security is non-income producing.

ADR  American Depository Receipt
PLC  Public Limited Company

See accompanying notes to financial statements.


                                CAPITAL APPRECIATION STOCK FUND
                                   Schedule of Investments
                                      December 31, 1999

                                          % Net                                    Annualized
                                         Assets                                    Yield                Shares          Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY              2.1%
    State Street Prime Money Market                                                 5.440%              17,944,730      $ 17,944,730
                                                                                                                         -----------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $17,944,730)                                                                                                17,944,730
                                                                                                                         -----------


LONG-TERM INVESTMENTS:
COMMON STOCKS:                            97.9%
FOREIGN ISSUES:                            7.9%
    Ace Limited                                                                                            560,000         9,345,000
    Elan Corp PLC - ADR ***                                                                                507,300        14,965,350
    Telefonos de Mexico SP ADR - Cl L                                                                      200,000        22,500,000
    Vodafone AirTouch PLC-SP ADR                                                                           391,500        19,379,250
                                                                                                                         -----------
       TOTAL FOREIGN ISSUES
       (COST: $41,761,515)                                                                                                66,189,600
                                                                                                                         -----------

DOMESTIC ISSUES:                          90.0%

BASIC MATERIALS                            3.7%
  Chemicals                                2.6%
    Praxair, Inc.                                                                                          226,500        11,395,781
    Rohm and Haas Company                                                                                  270,000        10,985,625
                                                                                                                         -----------
                                                                                                                          22,381,406
                                                                                                                         -----------

  Paper/Forest Products                    1.1%
    Willamette Industries, Inc.                                                                            193,000         8,962,438
                                                                                                                         -----------

CAPITAL GOODS                              5.1%
  Containers                               1.7%
    Owens-Illinois, Inc.***                                                                                593,700        14,879,606
                                                                                                                         -----------

  Machinery/Equipment                      1.1%
    Pall Corporation                                                                                       410,000         8,840,625
                                                                                                                         -----------

  Manufacturing-Diversified                2.3%
     Illinois Tool Works, Inc.                                                                             282,800        19,106,675
                                                                                                                         -----------

COMMUNICATION SERVICES                     2.2%
  Telecom-Cel/Wireless                     0.8%
    Sprint PCS Group***                                                                                     70,000         7,175,000
                                                                                                                         -----------

  Telephone                                1.4%
    CenturyTel, Inc.                                                                                       240,100        11,374,738
                                                                                                                         -----------

CONSUMER CYCLICAL                         11.9%
  Commercial/Consumer                      1.0%
     IMS Health Incorporated                                                                               302,200         8,216,063
                                                                                                                         -----------

  Printing/Publishing                      1.6%
     PRIMEDIA Inc.***                                                                                      820,600        13,539,900
                                                                                                                         -----------

  Retail-General                           3.6%
    Dayton Hudson Corporation                                                                              405,600        29,786,250
                                                                                                                         -----------

  Retail-Specialty                         5.7%
    Lowe's Companies, Inc                                                                                  226,200        13,515,450
    The Sherwin-Williams Company                                                                           440,200         9,244,200
    The TJX Companies, Inc.                                                                                428,400         8,755,425
    Tiffany & Co.                                                                                          186,500        16,645,125
                                                                                                                         -----------
                                                                                                                          48,160,200
                                                                                                                         -----------

                                CAPITAL APPRECIATION STOCK FUND
                                  Schedule of Investments (Continued)
                                        December 31, 1999

                                          % Net
                                         Assets                                                         Shares          Value
CONSUMER STAPLES                           9.2%
  Food Producers                           2.7%
    Nabisco Holdings Corp. - Class A                                                                       257,500       $ 8,143,438
    Sara Lee Corporation                                                                                   253,200         5,586,225
    Tyson Foods, Inc. - Class A                                                                            542,700         8,818,875
                                                                                                                         -----------
                                                                                                                          22,548,538
                                                                                                                         -----------

  Food Retailers                           1.6%
    Safeway Inc.***                                                                                        386,500        13,744,906
                                                                                                                         -----------

  Media-TV/Radio/Cable                     4.9%
    Cox Communications, Inc.***                                                                            393,100        20,244,650
    MediaOne Group, Inc.***                                                                                270,900        20,808,506
                                                                                                                         -----------
                                                                                                                          41,053,156
                                                                                                                         -----------

ENERGY                                     5.4%
  Exploration/Drilling                     1.1%
    Kerr-McGee Corporation                                                                                 148,700         9,219,400
                                                                                                                         -----------

  Oil-Domestic                             4.3%
    Unocal Corporation                                                                                     344,350        11,557,247
    USX-Marathon Group                                                                                     393,800         9,721,937
    Weatherford International, Inc.***                                                                     367,200        14,665,050
                                                                                                                         -----------
                                                                                                                          35,944,234
                                                                                                                         -----------

FINANCE                                   11.1%
  Banks                                    4.2%
    First Security Corporation                                                                             320,900         8,192,994
    SunTrust Banks, Inc.                                                                                   200,100        13,769,381
    Wells Fargo Company                                                                                    325,600        13,166,450
                                                                                                                         -----------
                                                                                                                          35,128,825
                                                                                                                         -----------

  Financial Services                       4.1%
    Associates First Capital Corporation                                                                   448,600        12,308,463
    Countrywide Credit Industries, Inc.                                                                    233,000         5,883,250
    Freddie Mac                                                                                            168,300         7,920,618
    MBIA, Inc.                                                                                             163,000         8,608,438
                                                                                                                         -----------
                                                                                                                          34,720,769
                                                                                                                         -----------

  Insurance Companies                      2.8%
    Citigroup Inc.                                                                                         420,198        23,347,251
                                                                                                                         -----------

HEALTHCARE                                 4.2%
  Biotech-Spec. Pharmaceutical             0.0%
    Crescendo Pharmaceuticals Corporation***                                                                 6,260           114,441
                                                                                                                         -----------

  Drugs                                    1.2%
    Pharmacia & Upjohn, Inc.                                                                               216,400         9,738,000
                                                                                                                         -----------

  Medical Prod/Supply                      1.6%
    Boston Scientific Corporation***                                                                       628,200        13,741,875
                                                                                                                         -----------

  Medical Services                         1.4%
    Aetna Inc.                                                                                             213,500        11,915,969
                                                                                                                         -----------

TECHNOLOGY                                30.7%
  Communication Equipment                  2.2%
    ADC Telecommunications, Inc.***                                                                        256,200        18,590,512
                                                                                                                         -----------

                                 CAPITAL APPRECIATION STOCK FUND
                                Schedule of Investments (Continued)
                                       December 31, 1999

                                          % Net
                                         Assets                                                         Shares          Value
  Computer Related                        12.3%
    3Com Corporation***                                                                                    354,600      $ 16,666,200
    EMC Corporation***                                                                                     336,900        36,806,325
    Gateway, Inc.***                                                                                       410,500        29,581,656
    Seagate Technology, Inc.***                                                                            428,400        19,947,375
                                                                                                                         -----------
                                                                                                                         103,001,556
                                                                                                                         -----------

  Computer Software/Services               8.3%
    Autodesk, Inc.                                                                                         426,500        14,394,375
    Cadence Design Systems, Inc.***                                                                        570,900        13,701,600
    Compuware Corporation***                                                                               193,100         7,192,975
    Gartner Group, Inc.***                                                                                  31,586           436,282
    Keane, Inc.***                                                                                         586,500        18,621,375
    PeopleSoft, Inc.                                                                                       727,400        15,502,712
                                                                                                                         -----------
                                                                                                                          69,849,319
                                                                                                                         -----------

  Electronics                              1.0%
    W.W. Grainger,  Inc.                                                                                   168,000         8,032,500
                                                                                                                         -----------

  Semiconductors                           6.9%
    Conexant Systems Inc.***                                                                               271,798        18,040,592
    Dallas Semiconductor Corporation                                                                       144,100         9,285,444
    Micron Technology, Inc.***                                                                             129,350        10,056,963
    Texas Instruments Incorporated                                                                         211,600        20,498,750
                                                                                                                         -----------
                                                                                                                          57,881,749
                                                                                                                         -----------

TRANSPORTATION                             1.9%
  Airlines                                 0.6%
    Midwest Express Holdings, Inc.***                                                                      169,875         5,414,766
                                                                                                                         -----------

  Trucking & Shipping                      1.3%
    FDX Corporation***                                                                                     261,100        10,688,781
                                                                                                                         -----------

UTILITIES                                  2.9%
  Electric Power                           1.0%
    Midamerican Energy Holdings Co.***                                                                     254,000         8,556,625
                                                                                                                         -----------

  Natural Gas                              1.9%
    El Paso Energy Corporation                                                                             162,000         6,287,625
    The Williams Companies, Inc.                                                                           306,600         9,370,463
                                                                                                                         -----------
                                                                                                                          15,658,088
                                                                                                                         -----------

MISCELLANEOUS                              1.7%
  Professional Services                    1.7%
    Interim Services Inc.***                                                                               562,200        13,914,450
                                                                                                                         -----------

       TOTAL DOMESTIC COMMON STOCK
       (COST: $547,719,703)                                                                                              755,228,611
                                                                                                                         -----------

       TOTAL COMMON STOCKS
       (COST: $589,481,218)                                                                                              821,418,211
                                                                                                                         -----------

       TOTAL INVESTMENTS, CAPITAL APPRECIATION
       STOCK FUND (COST: $607,425,948)**                                                                                $839,362,941
                                                                                                                         ===========

                                  CAPITAL APPRECIATION STOCK FUND
                                Schedule of Investments (Continued)
                                       December 31, 1999

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

   **At December 31, 1999, the cost of securities for federal income tax purposes was $607,425,948. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................ $275,503,695
     Gross unrealized depreciation................................  (43,566,702)
                                                                    -----------
     Net unrealized appreciation.................................. $231,936,993
                                                                    ===========

***This security is non-income producing.

ADR  American Depository Receipt
PLC  Public Limited Company

See accompanying notes to financial statements.


                                 MID-CAP STOCK FUND
                                Schedule of Investments
                                 December 31, 1999

                                          % Net                                    Annualized
                                         Assets                                    Yield                Shares          Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY              2.2%
    State Street Prime Money Market                                                 5.440%                 588,653      $    588,653
                                                                                                                             -------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $588,653)                                                                                                      588,653
                                                                                                                             -------

LONG-TERM INVESTMENTS:
COMMON STOCKS:                            98.5%
FOREIGN ISSUES:                            3.0%
    Elan Corp - PLC ADR***                                                                                  14,400           424,800
    London Pacific Group Limited - SP ADR                                                                    3,000           108,000
    Newbridge Networks Corporation***                                                                        9,600           216,600
    Zindart Limited - ADR***                                                                                 6,500            44,688
                                                                                                                             -------
       TOTAL FOREIGN ISSUES
       (COST: $763,300)                                                                                                      794,088
                                                                                                                             -------

DOMESTIC ISSUES:                          95.5%

BASIC MATERIALS                            4.8%
  Chemicals                                0.8%
    Air Prod & Chemicals, Inc.                                                                               6,000           201,375
                                                                                                                             -------

  Chemicals-Specialty                      1.9%
    Albermale Corporation                                                                                    5,500           105,531
    Ecolab Inc.                                                                                              7,500           293,437
    Oil-Dri Corporation                                                                                      7,500           107,812
                                                                                                                             -------
                                                                                                                             506,780
                                                                                                                             -------

  Paper/Forest Products                    1.5%
    Bemis Company, Inc.                                                                                      6,000           209,250
    Westvaco Corporation                                                                                     6,000           195,750
                                                                                                                             -------
                                                                                                                             405,000
                                                                                                                             -------

  Steel                                    0.6%
     Texas Industries, Inc.                                                                                  3,500           148,968
                                                                                                                             -------

CAPITAL GOODS                              8.3%
  Aerospace/Defense                        0.5%
    The B.F. Goodrich Company                                                                                4,500           123,750
                                                                                                                             -------

  Building Supplies                        0.4%
    Lafarge Corporation                                                                                      3,500            96,688
                                                                                                                             -------

  Construction                             0.8%
    Fluor Corporation                                                                                        4,500           206,438
                                                                                                                             -------

  Electrical Equipment                     1.6%
    Hubbell Incorporated - Class B                                                                           7,000           190,750
    Molex Incorporated                                                                                       4,400           249,425
                                                                                                                             -------
                                                                                                                             440,175
                                                                                                                             -------

  Machinery/Equipment                      2.2%
    Ingersoll-Rand Company                                                                                   7,000           385,438
    Stewart & Stevenson Services, Inc.                                                                       9,500           112,516
    Trinity Industries, Inc.                                                                                 3,500            99,531
                                                                                                                             -------
                                                                                                                             597,485
                                                                                                                             -------

                                 MID-CAP STOCK FUND
                                Schedule of Investments (Continued)
                                 December 31, 1999

                                          % Net
                                         Assets                                                         Shares          Value
  Manufacturing-Diversified                2.1%
    Eaton Corporation                                                                                        5,500      $    399,438
    National Service Industries. Inc.                                                                        5,500           162,250
                                                                                                                             -------
                                                                                                                             561,688
                                                                                                                             -------

  Office Supplies/Equipment                0.7%
    Herman Miller, Inc.                                                                                      8,000           184,000
                                                                                                                             -------

COMMUNICATION SERVICES                     1.8%
  Telephone                                1.8%
    CenturyTel, Inc.                                                                                        10,000           473,750
                                                                                                                             -------

CONSUMER CYCLICAL                         15.6%
  Apparel/Textiles                         1.4%
    Saucony, Inc.***                                                                                         7,500           104,062
    V.F. Corporation                                                                                         4,500           135,000
    Wolverine World Wide, Inc.                                                                              11,300           123,594
                                                                                                                             -------
                                                                                                                             362,656
                                                                                                                             -------

  Auto Parts Manufacturing                 0.4%
    Cooper Tire & Rubber                                                                                     6,400            99,600
                                                                                                                             -------

  Commercial/Consumer                      0.6%
    Pittston Brink's Group                                                                                   2,500            55,000
    Spar Group***                                                                                           30,000           101,250
                                                                                                                             -------
                                                                                                                             156,250
                                                                                                                             -------

  Furniture/Appliances                     2.3%
    Ethan Allen Interiors Inc.                                                                              13,400           429,638
    Flexsteel Industries, Inc.                                                                               4,800            64,200
    Steelcase Inc.                                                                                           9,300           111,600
                                                                                                                             -------
                                                                                                                             605,438
                                                                                                                             -------

  Homebuilding/Supplies                    0.7%
    M/I Schottenstein Homes, Inc.                                                                            6,000            93,375
    U.S. Home Corporation***                                                                                 4,000           102,250
                                                                                                                             -------
                                                                                                                             195,625
                                                                                                                             -------

  Leisure Time/Gaming                      0.3%
    K2 Inc.***                                                                                              10,000            76,250
                                                                                                                             -------

  Lodging/Hotels                           0.6%
    Host Marriott Corp.                                                                                     20,000           165,000
                                                                                                                             -------

  Printing/Publishing                      1.7%
    A. H. Belo Corporation, Class A                                                                         23,400           446,062
                                                                                                                             -------

  Retail-Discount                          1.2%
    Dollar General Corporation                                                                              12,150           276,412
    Duckwall-ALCO Stores, Inc.***                                                                            7,500            57,188
                                                                                                                             -------
                                                                                                                             333,600
                                                                                                                             -------

  Retail-Specialty                         6.4%
    Borders Group, Inc.***                                                                                   9,600           154,200
    Linens 'n Things, Inc.***                                                                               12,500           370,312
    OfficeMax, Inc.***                                                                                      17,100            94,050
    Pier 1 Imports, Inc.                                                                                    20,200           128,775
    Ross Stores, Inc.                                                                                       10,900           195,518
    The Sherwin-Williams Company                                                                            11,000           231,000
    Tiffany & Co.                                                                                            5,000           446,250
    Wilson, The Leather Experts Inc.***                                                                      4,000            73,750
                                                                                                                           ---------
                                                                                                                           1,693,855
                                                                                                                           ---------

                                 MID-CAP STOCK FUND
                                Schedule of Investments (Continued)
                                 December 31, 1999

                                          % Net
                                         Assets                                                         Shares           Value
CONSUMER STAPLES                           4.7%
  Cosmetics/Toiletries                     0.3%
    Perrigo Company***                                                                                      10,000           $80,000
                                                                                                                            --------

  Food Producers/Distributors              2.1%
    Flowers Industries, Inc.                                                                                20,200           321,938
    Tyson Foods, Inc. - Class A                                                                             14,100           229,125
                                                                                                                            --------
                                                                                                                             551,063
                                                                                                                            --------

  Food Retailers                           0.7%
    Hannaford Brothers Co.                                                                                   2,600           180,213
                                                                                                                            --------

  Media-TV/Radio/Cable                     1.6%
    Adelphia Communications Corporation***                                                                   6,700           439,688
                                                                                                                            --------

ENERGY                                     3.9%
  Exploration/Drilling                     3.7%
    BJ Services Company***                                                                                   7,800           326,138
    ENSCO International Incorporated                                                                        14,100           322,538
    Smith International, Inc***                                                                              6,500           322,968
                                                                                                                            --------
                                                                                                                             971,644
                                                                                                                            --------

  Oil-Domestic                             0.2%
    Remington Oil & Gas  Corporation***                                                                     15,000            58,125
                                                                                                                            --------

FINANCE                                   11.7%
  Banks                                    4.7%
    Associated Banc-Corp                                                                                     4,400           150,700
    Bank United Corp. - Class A                                                                              3,100            84,475
    Commercial Federal Corporation                                                                          12,000           213,750
    First Security Corporation                                                                               7,300           186,378
    First Tennessee National Corporation                                                                     6,400           182,400
    Hibernia Corporation                                                                                    10,600           112,625
    Marshall & Ilsley Corporation                                                                            2,700           169,594
    TCF Financial Corporation                                                                                5,600           139,300
                                                                                                                           ---------
                                                                                                                           1,239,222
                                                                                                                           ---------

  Financial Services                       1.8%
    The Bear Stearns Companies Inc.                                                                         11,500           491,625
                                                                                                                            --------

  Insurance Companies                      4.9%
    Ambac Financial Group, Inc.                                                                              9,000           469,687
    American Medical Security Group, Inc.***                                                                10,000            60,000
    Amerus Life Holdings, Inc.                                                                               5,800           133,400
    The First  American Financial Corporation                                                                7,300            90,794
    MGIC Investment Corporation                                                                              9,000           541,687
                                                                                                                           ---------
                                                                                                                           1,295,568
                                                                                                                           ---------

  Real Estate Investment                   0.3%
    New Plan Excel Realty Trust                                                                               5600            88,550
                                                                                                                            --------

HEALTHCARE                                11.5%
  Biotech-Spec. Pharmaceutical             0.8%
    IDEXX Laboratories, Inc.***                                                                             12,700           204,788
                                                                                                                            --------

  Drugs                                    4.6%
    Chiron Corporation***                                                                                   10,900           461,888
    Genzyme Corporation***                                                                                   8,100           364,500
    ICN Pharmaceuticals, Inc.                                                                               13,500           341,719
    Rexall Sundown, Inc.***                                                                                  4,500            46,406
                                                                                                                           ---------
                                                                                                                           1,214,513
                                                                                                                           ---------


                                 MID-CAP STOCK FUND
                                Schedule of Investments (Continued)
                                 December 31, 1999

                                          % Net
                                         Assets                                                         Shares           Value
  Medical Products/Supplies                5.1%
    Biomet, Inc.                                                                                             8,200          $328,000
    Genzyme Surgical  Products***                                                                              590             3,429
    OrthoLogic Corp.***                                                                                     32,000            82,000
    St. Jude Medical, Inc.***                                                                                9,500           291,531
    Henry Schein, Inc. ***                                                                                   2,500            33,281
    STERIS Corporation***                                                                                   12,700           130,969
    Sunrise Medical Inc.***                                                                                 17,500           108,281
    Sybron International Corporation***                                                                     15,100           372,781
                                                                                                                           ---------
                                                                                                                           1,350,272
                                                                                                                           ---------

  Medical Services                         1.0%
    Chronimed Inc.***                                                                                        8,000            61,500
    Humana Inc.***                                                                                          14,600           119,538
    NABI***                                                                                                 18,000            83,250
                                                                                                                            --------
                                                                                                                             264,288
                                                                                                                            --------

TECHNOLOGY                                23.0%
  Communication Equipment                  2.4%
    ADC Telecommunications, Inc.***                                                                          4,500           326,531
    Executone Information Systems, Inc.                                                                     35,000           190,313
    Norstan Inc.***                                                                                         20,000           127,500
                                                                                                                            --------
                                                                                                                             644,344
                                                                                                                            --------

  Computer Related                         2.5%
     Exabyte Corporation***                                                                                 20,000           150,000
     NeoMagic Corporation***                                                                                10,000           109,375
     Quantum Corporation (DSSG)***                                                                          15,300           231,412
     Storage Technology Corporation***                                                                       9,300           171,469
                                                                                                                            --------
                                                                                                                             662,256
                                                                                                                            --------

  Computer Software/Services               6.1%
    Autodesk, Inc.                                                                                           5,100           172,125
    Keane, Inc.***                                                                                          10,500           333,375
    Indus International, Inc.***                                                                            10,000           121,875
    Rainbow Technologies, Inc.***                                                                            3,000            69,750
    Sterling Software, Inc.***                                                                               6,700           211,050
    SunGard Data Systems Inc.***                                                                            10,700           254,125
    Sybase, Inc.***                                                                                          7,000           119,000
    Synopsys, Inc.***                                                                                        5,000           333,750
                                                                                                                           ---------
                                                                                                                           1,615,050
                                                                                                                           ---------

  Electronics                              5.4%
     Arrow Electronics, Inc.***                                                                             16,600           421,225
     W. W. Grainger, Inc.                                                                                    6,000           286,875
     Tech-Sym Corporation***                                                                                 5,000           103,125
     Teradyne, Inc.***                                                                                       6,000           396,000
     Varian Medical Systems, Inc.                                                                            7,700           229,556
                                                                                                                           ---------
                                                                                                                           1,436,781
                                                                                                                           ---------

  Photography/Imaging                      0.3%
    Polaroid Corporation                                                                                     3,700            69,606
                                                                                                                           ---------

  Semiconductors                           6.3%
    Atmel Corporation***                                                                                    13,400           396,137
    Dallas Semi-Conductors                                                                                   5,000           322,188
    Etec Systems, Inc.***                                                                                    5,000           224,375
    LSI Logic Corporation***                                                                                 5,200           351,000
    Quantum Corp (HDDS)***                                                                                   3,450            23,934
    Varian Semiconductor Equipment Associates, Inc.***                                                      10,000           340,000
                                                                                                                           ---------
                                                                                                                           1,657,634
                                                                                                                           ---------


                                 MID-CAP STOCK FUND
                                Schedule of Investments (Continued)
                                 December 31, 1999

                                          % Net
                                         Assets                                                         Shares           Value
TRANSPORTATION                             2.0%
  Airlines                                 1.0%
    Midwest Express Holdings, Inc.***                                                                        8,200       $   261,375
                                                                                                                           ---------

  Transportation-Miscellaneous             0.6%
    The Hertz Corporation, Class A                                                                           3,000           150,375
                                                                                                                           ---------

  Trucking & Shipping                      0.4%
    Airborne Freight Corporation                                                                             5,000           110,000
                                                                                                                           ---------

UTILITIES                                  3.9%
  Electric Power                           3.5%
    El Paso Electric Company***                                                                             14,300           140,319
    Florida Progress Corporation                                                                             6,500           275,031
    Midamerican Energy Holdings Company***                                                                  12,000           404,250
    TECO Energy, Inc.                                                                                        5,800           107,663
                                                                                                                           ---------
                                                                                                                             927,263
                                                                                                                           ---------

  Natural Gas                              0.4%
    Southwestern Energy Company                                                                             15,000            98,438
                                                                                                                           ---------

MISCELLANEOUS                              4.3%
  Professional Services                    4.3%
    Affiliated Computer Services, Inc.***                                                                    5,400           248,400
    Business Resource Group***                                                                              20,000           106,250
    EZCORP, Inc.                                                                                            20,000            81,250
    Manpower Inc.                                                                                           15,000           564,375
    Modis Professional Services, Inc.***                                                                    10,000           142,500
                                                                                                                           ---------
                                                                                                                           1,142,775
                                                                                                                           ---------

       TOTAL DOMESTIC ISSUES
       (COST: $22,963,798)                                                                                                25,285,889
                                                                                                                          ----------
       TOTAL COMMON STOCKS
       (COST: $23,727,098)                                                                                                26,079,977
                                                                                                                          ----------

       TOTAL INVESTMENTS, MID-CAP STOCK FUND
       (COST: $24,315,751)**                                                                                             $26,668,630
                                                                                                                          ==========

Values of investment securities are determined as described in Note 2 of the financial statements.
    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.
   **At December 31, 1999, the cost of securities for federal income tax purposes was $24,316,762. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................   $4,073,960
     Gross unrealized depreciation................................   (1,722,092)
                                                                     __________
     Net unrealized appreciation........................... ......   $2,351,868
                                                                     ==========

***This security is non-income producing.
ADR  American Depository Receipt
PLC  Public Limited Company
REIT Real Estate Investment Trust

See accompanying notes to financial statements.


                                     ULTRA SERIES FUND
                                Statements of Assets and Liabilities
                                     December 31, 1999

                                 Money        Treasury                                     Growth and       Capital      Mid-Cap
                                Market          2000       Bond              Balanced        Income        Appreciation   Stock
Assets:                          Fund           Fund       Fund                Fund        Stock Fund       Stock Fund     Fund
Investments in securities,
at value (note 2) - see
   accompanying schedule*     $82,074,447   $1,901,538  $246,519,163         $598,243,093 $1,096,347,282  $839,362,941   $26,668,630
  Receivable for investment
   securities sold                      -            -             -            2,799,103      3,160,766     3,218,982             -
  Receivable for fund shares
   sold                           519,266            -        15,211              122,705        817,703       374,028        18,990
  Accrued interest and
    dividends receivable           83,600            -     3,968,013            4,434,879      1,501,987       457,956        24,424
                              -----------  -----------   -----------          -----------  -------------  ------------  ------------
    Total assets               82,677,313    1,901,538   250,602,387          605,599,780  1,101,827,738   843,413,907    26,712,044
                              -----------  -----------   -----------          -----------  -------------  ------------  ------------

Liabilities:
  Payable for investment
   securities purchased                 -            -             -            2,109,286      2,948,333     3,728,761       211,616
  Accrued management fees          31,012          398       116,329              352,734        545,577       548,544        20,900
  Accrued other expenses              326            -           832                2,063          3,732         2,807           100
                              -----------  -----------   -----------          -----------    -----------   -----------   -----------
    Total liabilities              31,338          398       117,161            2,464,083      3,497,642     4,280,112       232,616
                              -----------  -----------   -----------          -----------    -----------   -----------   -----------
Net assets applicable to
  outstanding capital stock   $82,645,975   $1,901,140  $250,485,226         $603,135,697 $1,098,330,096  $839,133,795   $26,479,428
                              ===========  ===========   ===========          ===========  =============   ===========   ===========
Represented by:
  Capital stock (par value $.01)
   and additional paid-in
   capital                    $82,645,975   $1,730,401  $262,280,366         $482,835,315   $816,115,948  $597,934,165   $24,092,961
  Undistributed net investment
   income                               -            -       223,139              284,896        188,433        67,799         8,840
  Accumulated net realized
   gain (loss) on investments           -            -    (8,092,995)           3,130,528      3,762,376     9,194,838        24,748
  Unrealized appreciation
   (depreciation) on investments        -      170,739    (3,925,284)         116,884,958    278,263,339   231,936,993     2,352,879
                              -----------  -----------   -----------          -----------   ------------   -----------   -----------

Total net assets - representing
  net assets applicable to
  outstanding capital stock   $82,645,975   $1,901,140  $250,485,226         $603,135,697 $1,098,330,096  $839,133,795   $26,479,428
                              ===========  ===========   ===========          ===========  =============   ===========   ===========

Number of Class Z Shares
  issued and outstanding
  (note 5)                     82,645,975      185,786    24,923,230           29,509,549     32,710,130    32,791,492     2,375,783
                              ===========  ===========   ===========          ===========    ===========   ===========   ===========

Net asset value per share of
  outstanding capital stock
  (note 2)                          $1.00       $10.23        $10.05               $20.44         $33.58        $25.59        $11.15
                              -----------  -----------   -----------          -----------    -----------   -----------   -----------

*Cost of Investments          $82,074,447   $1,730,799  $250,444,447         $481,358,135   $818,083,943   $607,425,948  $24,315,751
                              -----------  -----------   -----------         ------------   ------------   -----------   -----------

See accompanying notes to financial statements.


                                   ULTRA SERIES FUND
                                 Statements of Operations
                                Year Ended December 31, 1999

                                 Money       Treasury                                      Growth and       Capital      Mid-Cap
                                Market        2000         Bond              Balanced       Income         Appreciation   Stock
                                 Fund         Fund         Fund                 Fund      Stock Fund        Stock Fund    Fund*
Investment income (note 2):
  Interest income              $3,383,135     $114,237   $15,562,004          $15,302,197   $1,180,151        $833,638       $47,624

  Dividend income                       -            -             -            3,451,969   14,589,000       5,586,205       135,064
                              -----------   ----------   -----------         ------------  -----------     -----------   -----------
    Total income                3,383,135      114,237    15,562,004           18,754,166   15,769,151       6,419,843       182,688
                              -----------   ----------   -----------         ------------  -----------     -----------   -----------
Expenses (note 4):

  Management fees                 294,066        8,362     1,321,358            3,717,079    5,948,635        5,685,472      130,658

  Trustees' fees                      391            -         1,536                3,261        6,165            4,413           64

  Audit fees                          641            -         2,526                5,355       10,127            7,248          103
                              -----------   ----------   -----------         ------------  -----------      -----------  -----------
    Total expenses                295,098        8,362     1,325,420            3,725,695    5,964,927        5,697,133      130,825
                              -----------   ----------   -----------         ------------  -----------      -----------  -----------
Net investment income           3,088,037      105,875    14,236,584           15,028,471    9,804,224          722,710       51,863

Realized and unrealized
  gain (loss) on investments
  (notes 2 and 3):

  Net realized gain (loss)
   on investments                       -            -    (8,092,995)          18,937,774   64,716,812       73,587,448      481,164

  Net change in unrealized
   appreciation (depreciation)
   on investments                       -      (49,993)   (4,261,091)          37,197,027   81,136,793       91,564,086    2,352,878
                              -----------   ----------   -----------         ------------  -----------      -----------  -----------
Net gain (loss) on investments          -      (49,993)  (12,354,086)          56,134,801  145,853,605      165,151,534    2,834,042
                              -----------   ----------   -----------         ------------  -----------      -----------  -----------


Net increase in net assets
  resulting from operations    $3,088,037    $  55,882  $  1,882,498          $71,163,272 $155,657,829     $165,874,244   $2,885,905
                              ===========   ==========   ===========          ===========  ===========      ===========  ===========



*Commenced operations May 1, 1999.

See accompanying notes to financial statements.


                                         ULTRA SERIES FUND
                                  Statements of Changes in Net Assets
                                Years Ended December 31, 1999 and 1998

                                              MONEY MARKET FUND            TREASURY 2000 FUND             BOND FUND
Operations:                                 1999        1998           1999              1998          1999           1998

  Net investment income                     $3,088,037  $  2,251,161   $   105,875       $    106,292   $14,236,584    $12,280,579

   Net realized gain (loss) on
   investments                                       -             -             -                 -     (8,092,995)       159,188

  Net change in unrealized appreciation
   or depreciation on investments                    -             -       (49,993)            21,682    (4,261,091)       (85,864)
                                            -----------   -----------    ---------        -----------   -----------    -----------
   Change in net assets from
    operations                                3,088,037     2,251,161       55,882            127,974     1,882,498     12,353,903
                                            -----------   -----------    ---------        -----------   -----------    -----------


Distributions to shareholders:

  From net investment income                 (3,088,037)   (2,251,161)           -                  -   (14,083,486)   (12,272,877)

  From realized gains on investments                  -             -            -                  -        (3,484)      (155,703)
                                            -----------   -----------    ---------        -----------   -----------    -----------
   Change in net assets from
    distributions                            (3,088,037)   (2,251,161)           -                  -   (14,086,970)   (12,428,580)
                                            -----------   -----------    ---------        -----------    ----------    -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares               57,336,829    45,266,763        9,354              7,253    28,132,898     30,878,732

  Net asset value of shares issued in
   reinvestment of distributions              3,095,292     2,249,737            -                  -    14,086,970     12,428,580
                                            -----------   -----------    ---------        -----------   -----------    -----------
                                             60,432,121    47,516,500        9,354              7,253    42,219,868     43,307,312

  Cost of shares repurchased                (34,202,634)  (32,270,164)           -                  -    (7,811,320     (3,791,053)
                                            -----------   -----------    ---------        -----------   -----------    -----------
   Change in net assets derived from
    capital share transactions               26,229,487    15,246,336        9,354              7,253    34,408,548     39,516,259
                                            -----------   -----------    ---------        -----------   -----------    -----------
Increase in net assets                       26,229,487    15,246,336       65,236            135,227    22,204,076     39,441,582

Net assets:

  Beginning of year                          56,416,488    41,170,152    1,835,904          1,700,677   228,281,150    188,839,568
                                            -----------   -----------   ----------        -----------   -----------    -----------
  End of year                               $82,645,975   $56,416,488   $1,901,140         $1,835,904  $250,485,226   $228,281,150
                                            ===========   ===========   ==========        ===========   ===========    ===========

Undistributed net investment
  income included in net assets                    -              -              -                  -      $223,139        $70,041
                                            ===========   ===========   ==========        ===========   ===========    ===========

See accompanying notes to financial statements.


                                         ULTRA SERIES FUND
                                Statements of Changes in Net Assets (Continued)
                                  Years Ended December 31, 1999 and 1998

                                                                         GROWTH AND INCOME               CAPITAL APPRECIATION
                                              BALANCED FUND                 STOCK FUND                       STOCK FUND
Operations:                                 1999          1998         1999               1998           1999         1998

  Net investment income                     $ 15,028,471   $12,088,130   $    9,804,224      $8,354,361   $   722,710 $  1,650,475

  Net realized gain (loss) on
   investments                                18,937,774    (2,476,442)      64,716,812      34,291,135    73,587,448   15,075,685

  Net change in unrealized appreciation
   or depreciation on investments             37,197,027    38,583,512       81,136,793      73,755,119    91,564,086   86,357,794
                                             -----------    -----------     ------------   ------------   -----------  -----------
   Change in net assets from
    operations                                71,163,272    48,195,200      155,657,829     116,400,615   165,874,244  103,083,954
                                             -----------    -----------     ------------   ------------   -----------  -----------
Distributions to shareholders:

  From net investment income                 (14,771,068)  (12,093,642)      (9,615,791)    (8,355,956)      (654,910)  (1,663,199)

  From realized gains on investments         (13,330,805)      (19,797)     (64,716,574)   (30,527,402)   (64,764,832) (14,650,506)
                                             -----------   -----------     ------------    -----------   -----------  -----------

   Change in net assets from
    distributions                           (28,101,873)   (12,113,439)     (74,332,365)   (38,883,358)   (65,419,742) (16,313,705)
                                             -----------   -----------     ------------   ------------   -----------  -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares            91,071,831        98,736,778      127,024,727     138,687,461    61,727,019   74,042,102

  Net asset value of shares issued in
   reinvestment of distributions          28,101,873        12,113,439       74,332,365      38,883,358    65,419,742   16,313,705
                                         -----------       -----------     ------------     -----------   -----------  -----------
                                         119,173,704       110,850,217      201,357,092     177,570,819   127,146,761   90,355,807

  Cost of shares repurchased              (9,091,748)       (6,743,348)     (17,526,082)    (12,049,887)  (18,840,534)  (2,947,225)
                                         -----------       -----------     ------------    ------------   -----------  -----------
   Change in net assets derived from
    capital share transactions           110,081,956       104,106,869      183,831,010     165,520,932   108,306,227   87,408,582
                                         -----------       -----------     ------------   -------------   -----------  -----------
Increase (decrease) in net assets        153,143,355       140,188,630      265,156,474     243,038,189   208,760,729  174,178,831

Net assets:

  Beginning of year                      449,992,342       309,803,712      833,173,622     590,135,433   630,373,066  456,194,235
                                         -----------       -----------     ------------    ------------   -----------  -----------
  End of year                           $603,135,697      $449,992,342   $1,098,330,096    $833,173,622  $839,133,795  630,373,066
                                         ===========       ===========    =============    ============   ===========  ===========


Undistributed net investment
  income included in net assets             $284,896           $27,494         $188,433               -       $67,799            -
                                         ===========       ===========      ===========    ============   ===========  ===========

See accompanying notes to financial statements.


                                         ULTRA SERIES FUND
                                Statements of Changes in Net Assets (Continued)
                                  Years Ended December 31, 1999 and 1998

                                        MID-CAP STOCK FUND*
Operations:                               1999

  Net investment income                 $     51,863

  Net realized gain (loss) on
   investments                               481,164

  Net change in unrealized appreciation
   or depreciation on investments          2,352,878
                                         -----------
   Change in net assets from
    operations                             2,885,905
                                         -----------
Distributions to shareholders:

  From net investment income                 (43,023)

    From realized gains on investments      (456,416)
                                         -----------
   Change in net assets from
    distributions                           (499,439)
                                         -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares            23,763,821

  Net asset value of shares issued in
   reinvestment of distributions             499,439
                                         -----------
                                          24,263,260

  Cost of shares repurchased                (170,298)
                                         -----------
   Change in net assets derived from
    capital share transactions            24,092,962
                                         -----------
Increase (decrease) in net assets         26,479,428

Net assets:

  Beginning of year                                -
                                         -----------
  End of year                            $26,479,428
                                         ===========
Undistributed net investment
  income included in net assets         $      8,840
                                         ===========

*Commenced operations May 1, 1999.

See accompanying notes to financial statements.


                                  MONEY MARKET FUND
                                 Financial Highlights
                                Year Ended December 31

(For a share outstanding throughout the period):    1999           1998         1997          1996          1995

Net Asset Value, Beginning of Period                  $1.00          $1.00        $1.00         $1.00         $1.00
                                                    -------        -------      -------       -------       -------

  Income from Investment Operations

   Net Investment Income***                            0.05           0.05         0.05          0.05          0.05
                                                    ----------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income           (0.05)         (0.05)       (0.05)        (0.05)        (0.05)
                                                    ----------------------------------------------------------------

Net Asset Value, End of Period                        $1.00          $1.00        $1.00         $1.00         $1.00
====================================================================================================================
Total Return*                                          4.69%          4.61%        4.75%         5.17%         5.21%
====================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)            $82,646        $56,416      $41,170       $21,011       $11,374

Ratio of Expenses to Average Net Assets**              0.45%          0.45%        0.50%         0.65%         0.65%

Ratio of Net Investment Income to Average
  Net Assets                                           4.72%          4.99%         5.05%        4.74%         5.17%

====================================================================================================================

For the Money Market Fund, the "seven-day average" yield for the seven days ended December 31, 1999, was 5.24% and the "effective" yield for that period was 5.38%(unaudited).

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

   **During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
     Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51%, 0.67% and 0.73% for 1997, 1996 and 1995, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.


                                  TREASURY 2000 FUND
                                 Financial Highlights
                                Year Ended December 31

(For a share outstanding throughout the period)  1999            1998        1997          1996         1995

Net Asset Value, Beginning of Period             $   9.93           9.24     $   8.64      $   8.47     $    7.00
                                                  -------         ------      -------       -------      --------

  Income from Investment Operations

   Net Investment Income**                           0.57           0.58         0.58          0.58          0.58

   Net Realized and Unrealized Gain (Loss)
    on Investments                                  (0.27)          0.11         0.02          0.41)         0.89
                                                  -------         ------      -------       -------      --------

  Total from Investment Operations                   0.30           0.69         0.60          0.17          1.47
                                         ------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income             -              -            -             -             -

   Distributions from Realized Capital Gains            -              -            -             -             -
                                                  -------         ------      -------       -------      --------

  Total Distributions                                   -              -            -             -             -
                                         ------------------------------------------------------------------------

Net Asset Value, End of Period                     $10.23          $9.93        $9.24        $ 8.64        $ 8.47
=================================================================================================================
Total Return*                                        3.04%          7.52%        6.85%         2.10%        20.99%
=================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)           $1,901          1,836       $1,701        $1,585        $1,545

Ratio of Expenses to Average Net Assets              0.45%          0.45%        0.45%         0.45%         0.45%

Ratio of Net Investment Income to Average
  Net Assets                                         5.70%          6.01%        6.56%         7.03%         7.40%

====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

 **Based on average shares outstanding during year.

 See accompanying notes to financial statements.


                                     BOND FUND
                                 Financial Highlights
                                Year Ended December 31

(For a share outstanding throughout the period): 1999           1998         1997          1996         1995

Net Asset Value, Beginning of Period             $  10.57       $  10.54     $  10.33      $  10.63     $    9.67
                                                  -------         ------      -------       -------       -------
  Income from Investment Operations

   Net Investment Income***                          0.62           0.63         0.54          0.65          0.60

   Net Realized and Unrealized Gain (Loss)
    on Investments                                  (0.54)          0.02         0.20          0.28)         0.96
                                                  -------         ------      -------       -------       -------
  Total from Investment Operations                   0.08           0.65         0.74          0.37          1.56
                                           ----------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income         (0.60)         (0.62)       (0.51)        (0.64)        (0.59)

   Distributions from Realized Capital Gains        (0.00)         (0.00)       (0.02)        (0.03)        (0.01)
                                                  -------        -------      -------       -------       -------
  Total Distributions                               (0.60)         (0.62)       (0.53)        (0.67)        (0.60)
                                           ----------------------------------------------------------------------
Net Asset Value, End of Period                   $  10.05       $  10.57     $  10.54      $  10.33     $   10.63
=================================================================================================================
Total Return*                                        0.73%          6.18%        7.45%         2.86%        16.37%
=================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $250,485       $228,281    $188,840        $26,572       $13,725

Ratio of Expenses to Average Net Assets**            0.55%          0.55%        0.56%         0.65%         0.65%

Ratio of Net Investment Income to Average
  Net Assets                                         5.92%          5.94%        6.50%         6.25%         6.08%

Portfolio Turnover Rate                            713.52%        142.98%       30.71%        25.67%        14.74%
=================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

   **During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
     Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57%, 0.67% and 0.68% for 1997, 1996 and 1995, respectively.

  ***Based on average shares outstanding during year.

See accompanying notes to financial statements.


                                    BALANCED FUND
                                 Financial Highlights
                                Year Ended December 31

(For a share outstanding throughout the period): 1999           1998         1997          1996         1995

Net Asset Value, Beginning of Period             $  18.74       $  17.02     $  15.29      $  14.63     $   12.90
                                                   ------          ------       -----        ------        ------
  Income from Investment Operations

   Net Investment Income***                          0.56           0.57         0.62          0.58          0.55

   Net Realized and Unrealized Gain (Loss)
    on Investments                                   2.14           1.72         1.93          0.98          2.29
                                                   ------         ------        -----        ------        ------

  Total from Investment Operations                   2.70            2.29        2.55          1.56          2.84
                                           ----------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income         (0.53)         (0.57)       (0.63)        (0.58)        (0.55)

   Distributions from Realized Capital Gains        (0.47)             -        (0.19)        (0.32)        (0.56)
                                                   ------         ------       ------        ------        ------

  Total Distributions                               (1.00)         (0.57)       (0.82)        (0.90)        (1.11)
                                           ----------------------------------------------------------------------
Net Asset Value, End of Period                     $20.44         $18.74       $17.02        $15.29        $14.63
=================================================================================================================
Total Return*                                       14.49%         13.40%       16.87%        10.79%        22.27%
=================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $603,136       $449,992     $309,804      $194,725      $110,969

Ratio of Expenses to Average Net Assets**            0.70%          0.70%        0.68%         0.65%         0.65%

Ratio of Net Investment Income to Average
  Net Assets                                         2.83%          3.20%        3.81%         3.91%         4.03%

Portfolio Turnover Rate                            269.00%         78.71%       21.15%        33.48%        36.68%

=================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

   **During the periods shown,  prior to May 1, 1997, CUNA Mutual Life Insurance
     Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69%, 0.65% and 0.68% for 1997, 1996 and 1995, respectively.

  ***Based on average shares outstanding during year.

See accompanying notes to financial statements.


                                GROWTH AND INCOME STOCK FUND
                                  Financial Highlights
                                  Year Ended December 31

(For a share outstanding throughout the period): 1999           1998         1997          1996         1995

Net Asset Value, Beginning of Period               $30.56         $27.20       $21.32        $18.20        $15.06
                                                   ------         ------       ------        ------        ------

Income from Investment Operations

Net Investment Income***                             0.34           0.34         0.31          0.34          0.37

Net Realized and Unrealized Gain (Loss)
on Investments                                       5.12           4.52         6.36          3.93          4.37
                                                   ------         ------       ------        ------        ------

Total from Investment Operations                     5.46           4.86         6.67          4.27          4.74
                                           ----------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income         (0.32)         (0.34)       (0.32)        (0.34)        (0.37)

   Distributions from Realized Capital Gains        (2.12)         (1.16)       (0.47)        (0.81)        (1.23)
                                                   ------         ------       ------        ------        ------

  Total Distributions                               (2.44)         (1.50)       (0.79)        (1.15)        (1.60)
                                           ----------------------------------------------------------------------

Net Asset Value, End of Period                     $33.58          30.56       $27.20        $21.32        $18.20
=================================================================================================================
Total Return*                                       17.95%         17.92%       31.42%        22.02%        31.75%
=================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $1,098,330       $833,174     $590,135      $232,841      $102,138

Ratio of Expenses to Average Net Assets**            0.60%          0.60%        0.61%         0.65%         0.65%

Ratio of Net Investment Income to Average
  Net Assets                                         0.99%          1.17%        1.39%         1.78%         2.28%

Portfolio Turnover Rate                             20.13%         17.69%       20.39%        40.55%        57.80%

=================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

   **During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
     Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61%, 0.65% and 0.69% for 1997, 1996 and 1995, respectively.

  ***Based on average shares outstanding during year.

See accompanying notes to financial statements.


                                CAPITAL APPRECIATION STOCK FUND
                                   Financial Highlights
                                  Year Ended December 31

(For a share outstanding throughout the period): 1999           1998         1997          1996         1995

Net Asset Value, Beginning of Period               $22.19         $18.85       $14.60        $12.51         $9.97
                                                   ------         ------       ------        ------        ------
  Income from Investment Operations

   Net Investment Income***                          0.02           0.06         0.07          0.13          0.14

   Net Realized and Unrealized Gain (Loss)
    on Investments                                   5.55           3.87         4.52          2.55          2.91
                                                   ------         ------       ------        ------        ------

  Total from Investment Operations                   5.57              3.93      4.59          2.68          3.05
                                          -----------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income         (0.02)         (0.06)       (0.07)        (0.13)        (0.14)

   Distributions from Realized Capital Gains        (2.15)         (0.53)       (0.27)        (0.46)        (0.37)
                                                    ------         ------       ------        ------        ------
  Total Distributions                               (2.17)         (0.59)       (0.34)        (0.59)        (0.51)
                                          -----------------------------------------------------------------------
Net Asset Value, End of Period                     $25.59         $22.19       $18.85        $14.60        $12.51
=================================================================================================================
Total Return*                                       25.19%         20.90%       31.57%        21.44%        30.75%
=================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $839,134       $630,373     $456,194       $98,674       $38,117

Ratio of Expenses to Average Net Assets**            0.80%          0.80%        0.82%         0.65%         0.65%

Ratio of Net Investment Income to Average
  Net Assets                                         0.10%          0.31%        0.70%         0.96%         1.37%

Portfolio Turnover Rate                             38.38%         18.67%       17.06%        49.77%        61.32%
=================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

   **During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
     Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83%, 0.66% and 0.75% for 1997, 1996 and 1995, respectively.

  ***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                                  MID-CAP STOCK FUND
                                 Financial Highlights
                                Period Ended December 31

(For a share outstanding throughout the period)  1999(1)

Net Asset Value, Beginning of Period             $10.00
                                                 ------

  Income from Investment Operations

   Net Investment Income****                       0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.34
                                                 ------

  Total from Investment Operations                 1.37
                                         -------------------------
  Distributions

   Distributions from Net Investment Income       (0.02)

   Distributions from Realized Capital Gains      (0.20)
                                                 ------

  Total Distributions                             (0.22)
                                         -------------------------

Net Asset Value, End of Period                   $11.15
==================================================================
Total Return*                                     13.68%**
==================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $26,479

Ratio of Expenses to Average Net Assets            1.00%***

Ratio of Net Investment Income to Average
  Net Assets                                       0.39%***

Portfolio Turnover Rate                           35.55%
==================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

     **Not annualized.

    ***Annualized.

   ****Based on average shares outstanding during period.

1 Commenced operations May 1, 1999.

See accompanying notes to financial statements.

ULTRA SERIES FUND

                                Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with seven investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds. The Mid-Cap Stock Fund commenced operations May 1, 1999. On or within 12 months prior to the portfolio maturity date, the securities of the Treasury 2000 Fund will be liquidated. Once the Treasury 2000 Fund has liquidated its portfolio, additional Stripped Treasury Securities with a portfolio maturity date selected at that time may be purchased and the Fund may continue, with liquidation and subsequent refunding occurring from time to time.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 1999, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     (a) Valuation of Investment Securities

         Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of trustees in good faith at fair value.

         Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

         Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available. In circumstances where prices are not available from the fund's pricing service, securities may be valued using market quotations obtained from one or more dealers or a quotation system. Short-term securities with maturities of 60 days or less and the Money Market Fund securities are valued at amortized cost, which approximates market value.

     (b) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, advisory/administrative, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of net investment income from the Mid-Cap Stock Fund, Capital Appreciation Stock Fund, Growth and Income Stock Fund, Bond Fund, and Balanced Fund are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually. The Treasury 2000 Fund will utilize an annual consent dividend procedure which provides the fund with the deduction for dividends constructively paid to shareholders.

     (c) Federal Income Taxes

         Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required.

         Generally accepted accounting principals require that permanent financial reporting and tax differences be reclassified in the capital accounts.

         For federal income tax purposes, at December 31, 1998, the Balanced fund had a capital loss carryover of $2,476,442 that was offset by capital gains in 1999. At December 31, 1999, the Bond Fund had a capital loss carryover of $7,838,884 that will expire in the year 2007 if not offset by subsequent capital gains. To the extent the Bond Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryover.

     (d) Security Transactions and Investment Income
         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on the identified cost basis. Interest, including amortization of premium and discount, is accrued daily and dividend income is recorded on the ex-dividend date.

     (e) Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the year ended December 31, 1999, were as follows:

                                        U.S. Government Securities                     Other Investment Securities
                                        Purchases          Sales                        Purchases         Sales

     Bond                              $1,030,877,899      $1,051,193,309                $635,645,166      $584,851,515
     Balanced                             778,554,812         725,040,919                 663,094,171       640,791,920
     Growth and Income Stock                        0                   0                 310,188,724       193,744,371
     Capital Appreciation Stock                     0                   0                 306,070,627       266,165,035
     Mid-Cap Stock                                  0                   0                  30,154,053         6,928,419

(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with CIMCO Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

              Money Market                           0.45%
              Treasury 2000                          0.45%
              Bond                                   0.55%
              Balanced                               0.70%
              Growth and Income Stock                0.60%
              Capital Appreciation Stock             0.80%
              Mid-Cap Stock                          1.00%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Advisor has entered into a Subadvisor Agreement for the management of a portion of the investments in the Mid-Cap Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisor. The Subadvisor for this Fund is Heartland Advisors, Inc.

     In addition to the unified investment advisory fee and Subadvisor Agreement, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     All capital shares outstanding at December 31, 1999, are owned by separate investment accounts of CUNA Mutual Life.

     Certain officers and trustees of the Fund are also officers of CUNA Mutual Life or CIMCO Inc. During the year ended December 31, 1999, the Fund made no direct payments to its officers and paid trustees' fees of approximately $15,830 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(5)  Share Activity

     Transactions in Class Z Shares of each fund for the years ended December 31, 1999 and 1998, were as follows:

                               Money        Treasury                                 Growth and     Capital      Mid-Cap
                              Market          2000       Bond           Balanced     Income Stock  Appreciation   Stock
                               Fund           Fund       Fund            Fund          Fund        Stock Fund     Fund*
     Shares outstanding at
          December 31, 1997   41,170,152       184,138   17,909,312     18,199,350   21,692,803    24,200,359

     Shares sold              45,266,764           732    2,875,932      5,517,500    4,697,780     3,603,822
     Reinvestment dividend
      shares2,249,736                  -     1,167,465      676,936      1,286,801      750,154
     Shares repurchased      (32,270,164)            -     (353,989)      (375,123)    (413,009)     (142,237)
                              __________      ________    _________      _________    _________     _________
     Shares outstanding at
          December 31, 1998   56,416,488       184,870   21,598,720     24,018,663   27,264,375    28,412,098              -
                              __________      ________    _________      _________    _________     _________       ________

     Shares sold              57,336,829           916    2,689,111      4,567,002    3,735,034     2,570,088      2,349,783
     Reinvestment dividend shares3,095,292           -    1,378,627      1,376,385    2,218,655     2,576,478         42,297
     Shares repurchased      (34,202,634)            -     (743,228)      (452,501)    (507,934)     (767,172)       (16,297)
                              __________      ________    _________      _________    _________     _________       ________
     Shares outstanding at
          December 31, 1999   82,645,975       185,786   24,923,230     29,509,549   32,710,130    32,791,492      2,375,783
                              ==========    ==========   ==========     ==========   ==========    ==========     ==========

*Commenced operations May 1, 1999.

ULTRA SERIES FUND
                                Officers and Trustees

     TRUSTEES
     Gwendolyn M. Boeke                  Lawrence R. Halverson
     Michael S. Daubs                    Keith S. Noah
     Alfred L. Disrud                    Thomas C. Watt

     OFFICERS
     Name                                Office
     Michael S. Daubs                    President
     Lawrence R. Halverson               Vice President
     Thomas J. Merfeld                   Secretary
     Mary E. Hoffmann                    Treasurer
     Michael G. Joneson                  Assistant Secretary
     Robert M. Buckingham                Assistant Secretary

ULTRA SERIES FUND

                                Report of Independent Accountants

To the Board of Trustees and Shareholders
Ultra Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Treasury 2000 Fund, Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund and Mid-Cap Stock Fund (constituting the Ultra Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended (since commencement of operations May 1, 1999 for the Mid-Cap Stock Fund), in conformity accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated February 5, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 11, 2000

                           Other Information

Change of Independent Accountants

On June 14, 1999, KPMG LLP resigned as independent accountants for the Ultra Series Fund (the "Fund"), CUNA Mutual Life Variable Annuity Account and CUNA Mutual Life Variable Account. KPMG's reports for the Fund, CUNA Mutual Life Variable Annuity Account and CUNA Mutual Life Variable Account financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion and have not been qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with KPMG during the two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Fund's board of trustees, upon the recommendation of the audit committee, appointed PricewaterhouseCoopers LLP as independent accountants for the Fund on June 15, 1999, for the 1999 fiscal year. The board of directors of CUNA Mutual Life Insurance Company appointed PricewaterhouseCoopers LLP as independent accountants for the CUNA Mutual Life Variable Annuity Account and CUNA Mutual Life Variable Account on May 13, 1999, pending KPMG's resignation, for the 1999 fiscal year.